Exhibit 99.2

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Ameriprise Financial, Inc.

Statistical Supplement Information

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Fourth Quarter 2010

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). On a GAAP basis, the consolidated income statement reflects the impact of the required consolidation of certain consolidated investment entities (“CIEs”). The CIEs consist of certain property funds, hedge funds and the variable interest entities required to be consolidated under a new accounting standard that was adopted January 1, 2010. The net income of the CIEs is reflected in net income attributable to noncontrolling interests. The impact of the CIEs is recorded in the Corporate & Other segment. Prior to adoption of the new accounting standard, the income statement impacts from certain property funds and hedge funds were reflected in the Asset Management segment. Upon adoption of the new accounting standard, we reclassified this activity to the Corporate & Other segment for all periods presented.  The impacts from the new accounting standard together with the impacts from certain property funds and hedge funds are collectively referred to as the impact of the CIEs.

On a GAAP consolidated basis, management fees the Company earns for the services it provides to the CIEs and related general and administrative expenses are eliminated and the changes in the assets and liabilities related to the CIEs, primarily debt and underlying bank loans, are reflected in net investment income.  In the consolidated income statements excluding the CIEs and in the Asset Management segment, the Company continues to show the fees in the management and financial advice fees line and eliminates the impact of changes in the CIEs’ assets and liabilities.

Management believes it is important to present the consolidated income statements excluding the CIEs to improve transparency into the underlying performance and economics of the Company’s ongoing operations. The CIEs have the following characteristics:

They were formed on behalf of institutional investors to obtain a diversified investment portfolio and were not formed in order to obtain financing for Ameriprise Financial.

Ameriprise Financial receives customary, industry standard management fees for the services it provides to these CIEs and has a fiduciary responsibility to maximize the investors’ returns.

Ameriprise Financial does not have any obligation to provide financial support to the CIEs, does not provide any performance guarantees of the CIEs and has no obligation to absorb the investors’ losses.

Management excludes the impact of consolidating the CIEs on assets, liabilities, pretax income and equity for setting the Company’s financial performance targets and annual incentive award compensation targets.

Page 5 of the statistical supplement presents the consolidated GAAP income statements, equity and related metrics, page 6 presents the CIEs’ impact to the income statements, equity and related metrics and page 7 presents the consolidated GAAP income statements and equity excluding CIEs and related metrics.

Management believes the exclusion of the impacts from consolidation of the CIEs, integration/restructuring charges and realized gains/(losses) improves transparency into the underlying performance of the business.  Throughout this presentation, these measures are referred to as operating measures.

	Three Months Ended December 31, 2010
	Advice & Wealth	Asset			Corporate
(in millions unless otherwise noted, unaudited)	Management	Management	Annuities	Protection	& Other	Consolidated
GAAP pretax income (loss)	$91	$140	$131	$85	$(82)	$365
Impact of the CIEs	—	—	—	—	(26)	(26)
Pretax earnings (loss) excluding CIEs (1)	91	140	131	85	(56)	391
Integration/restructuring charges	—	24	—	—	4	28
Realized (gains) losses	(1)	(1)	(3)	1	(15)	(19)
Pretax operating earnings (loss) (1)	$90	$163	$128	$86	$(67)	400
Income tax provision (2)						88
Operating earnings (1)						$312

(1)    See non-GAAP financial information on page 37.

(2)    Actual income tax provision plus the tax effect of the integration/restructuring charges and realized gains (losses) calculated at the statutory tax rate of 35%

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$855	$774	$955	$1,040	$1,192	$2,704	$3,961	$337	39%	$1,257	46%	$152	15%
Distribution fees	391	391	453	415	449	1,420	1,708	58	15%	288	20%	34	8%
Net investment income	535	590	654	527	542	2,002	2,313	7	1%	311	16%	15	3%
Premiums	287	282	299	303	295	1,098	1,179	8	3%	81	7%	(8)	(3)%
Other revenues	229	255	236	180	214	722	885	(15)	(7)%	163	23%	34	19%
Total revenues	2,297	2,292	2,597	2,465	2,692	7,946	10,046	395	17%	2,100	26%	227	9%
Banking and deposit interest expense	28	21	20	15	14	141	70	(14)	(50)%	(71)	(50)%	(1)	(7)%
Total net revenues	2,269	2,271	2,577	2,450	2,678	7,805	9,976	409	18%	2,171	28%	228	9%

Expenses
Distribution expenses	504	525	621	611	674	1,782	2,431	170	34%	649	36%	63	10%
Interest credited to fixed accounts	229	228	231	227	223	903	909	(6)	(3)%	6	1%	(4)	(2)%
Benefits, claims, losses and settlement expenses	349	354	298	640	465	1,342	1,757	116	33%	415	31%	(175)	(27)%
Amortization of deferred acquisition costs	120	118	171	(246)	84	217	127	(36)	(30)%	(90)	(41)%	330	#
Interest and debt expense	28	64	74	74	78	127	290	50	#	163	#	4	5%
General and administrative expense	708	621	716	702	789	2,514	2,828	81	11%	314	12%	87	12%
Total expenses	1,938	1,910	2,111	2,008	2,313	6,885	8,342	375	19%	1,457	21%	305	15%

Pretax income	331	361	466	442	365	920	1,634	34	10%	714	78%	(77)	(17)%
Income tax provision	57	65	68	130	86	183	349	29	51%	166	91%	(44)	(34)%
Net income	274	296	398	312	279	737	1,285	5	2%	548	74%	(33)	(11)%
Less: Net income (loss) attributable to noncontrolling interests	37	82	139	(32)	(26)	15	163	(63)	#	148	#	6	19%
Net income attributable to Ameriprise Financial	$237	$214	$259	$344	$305	$722	$1,122	$68	29%	$400	55%	$(39)	(11)%

Earnings Per Share
Basic earnings per share	$0.92	$0.82	$0.99	$1.35	$1.21	$2.98	$4.36	$0.29	32%	$1.38	46%	$(0.14)	(10)%
Earnings per diluted share	$0.90	$0.81	$0.98	$1.32	$1.18	$2.95	$4.28	$0.28	31%	$1.33	45%	$(0.14)	(11)%

GAAP Metrics
Net revenue growth	70.0%	32.3%	37.5%	25.9%	18.0%	12.8%	27.8%	(52.0)%		15.0%		(7.9)%
Return on equity excluding AOCI (3)	8.8%	9.3%	10.6%	11.1%	11.5%	8.8%	11.5%	2.7%		2.7%		0.4%
Earnings per diluted share growth	NM	39.7%	139.0%	32.0%	31.1%	NM	45.1%	NM		NM		(0.9)%
Pretax income margin	14.6%	15.9%	18.1%	18.0%	13.6%	11.8%	16.4%	(1.0)%		4.6%		(4.4)%
Net income attributable to Ameriprise Financial margin	10.4%	9.4%	10.1%	14.0%	11.4%	9.3%	11.2%	1.0%		1.9%		(2.6)%

Effective tax rate	17.2%	17.9%	14.6%	29.6%	23.7%	19.9%	21.4%	6.5%		1.5%		(5.9)%

Ameriprise Financial shareholders’ equity	$9,269	$10,104	$10,498	$10,950	$10,750	$9,269	$10,750	$1,481	16%	$1,481	16%	$(200)	(2)%
Ameriprise Financial shareholders’ equity excluding AOCI (1)	$9,004	$9,737	$9,891	$10,053	$10,185	$9,004	$10,185	$1,181	13%	$1,181	13%	$132	1%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)	$34.78	$37.11	$38.49	$39.63	$40.46	$34.78	$40.46	$5.68	16%	$5.68	16%	$0.83	2%

Ameriprise Financial shareholders’ equity excluding AOCI - 5 point avg.	$8,208	$8,702	$9,178	$9,490	$9,774	$8,208	$9,774	$1,566	19%	$1,566	19%	$284	3%

(1)  See non-GAAP financial information on pg 37.

(2)  Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)  Calculated using net income for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

NM Not Meaningful

Ameriprise Financial, Inc.

Consolidated Investment Entities Income Statements

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q			YTD Chg - 4Q			Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$(1)	$(9)	$(10)	$(9)	$(10)	$(2)	$(38)	$(9)		#	$(36)		#	$(1)	(11)%
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	1	79	155	17	24	2	275	23		#	273		#	7	41%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	43	57	46	9	13	28	125	(30)	(70)%		97		#	4	44%
Total revenues	43	127	191	17	27	28	362	(16)	(37)%		334		#	10	59%
Banking and deposit interest expense	3	—	—	—	—	6	—	(3)		#	(6)		#	—	—
Total net revenues	40	127	191	17	27	22	362	(13)	(33)%		340		#	10	59%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	—	40	45	45	51	—	181	51	—		181	—		6	13%
General and administrative expense	3	5	7	4	2	7	18	(1)	(33)%		11		#	(2)	(50)%
Total expenses	3	45	52	49	53	7	199	50		#	192		#	4	8%

Pretax income (loss)	37	82	139	(32)	(26)	15	163	(63)		#	148		#	6	19%
Income tax provision	—	—	—	—	—	—	—	—	—		—	—		—	—
Net income (loss)	37	82	139	(32)	(26)	15	163	(63)		#	148		#	6	19%
Less: Net income (loss) attributable to noncontrolling interests	37	82	139	(32)	(26)	15	163	(63)		#	148		#	6	19%
Net income (loss) attributable to Ameriprise Financial	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Earnings (Loss) Per Share - Consolidated Investment Entities
Basic earnings (loss) per share	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Earnings (loss) per diluted share	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Consolidated Investment Entities Metrics
Net revenue growth	6.5%	8.2%	10.7%	0.7%	(0.9)%	1.1%	4.3%	(7.4)%			3.2%			(1.6)%
Return on equity excluding AOCI (3)	—	(0.1)%	(0.2)%	(0.4)%	(0.5)%	—	(0.5)%	(0.5)%			(0.5)%			(0.1)%
Earnings per diluted share growth	—	—	—	—	—	—	—	—			—			—
Pretax income (loss) margin	1.4%	2.9%	4.4%	(1.5)%	(1.1)%	0.2%	1.1%	(2.5)%			0.9%			0.4%
Net income (loss) attributable to Ameriprise Financial margin	(0.2)%	(0.6)%	(0.8)%	(0.1)%	(0.1)%	—	(0.5)%	0.1%			(0.5)%			(0.0)%

Shareholders’ equity	$—	$482	$596	$561	$529	$—	$529	$529	—		$529	—		$(32)	(6)%
Shareholders’ equity excluding AOCI (1)	$—	$508	$620	$590	$558	$—	$558	$558	—		$558	—		$(32)	(5)%
Shareholders’ equity excluding AOCI / outstanding shares(2)	$—	$1.94	$2.42	$2.33	$2.21	$—	$2.21	$2.21	—		$2.21	—		$(0.12)	(5)%

Shareholders’ equity excluding AOCI - 5 point ave.	$—	$101	$226	$343	$455	$—	$455	$455	—		$455	—		$112	33%

(1)  See non-GAAP financial information on pg 37.

(2)  Represents the difference between consolidated shareholders’ equity excluding AOCI divided by outstanding shares and consolidated shareholders’ equity excluding CIEs and AOCI divided by outstanding shares.

(3)  Calculated using net income (loss) for the last twelve months in the numerator and the average shareholders’ equity excluding AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements Excluding Consolidated Investment Entities

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$856	$783	$965	$1,049	$1,202	$2,706	$3,999	$346	40%	$1,293	48%	$153	15%
Distribution fees	391	391	453	415	449	1,420	1,708	58	15%	288	20%	34	8%
Net investment income	534	511	499	510	518	2,000	2,038	(16)	(3)%	38	2%	8	2%
Premiums	287	282	299	303	295	1,098	1,179	8	3%	81	7%	(8)	(3)%
Other revenues	186	198	190	171	201	694	760	15	8%	66	10%	30	18%
Total revenues	2,254	2,165	2,406	2,448	2,665	7,918	9,684	411	18%	1,766	22%	217	9%
Banking and deposit interest expense	25	21	20	15	14	135	70	(11)	(44)%	(65)	(48)%	(1)	(7)%
Total net revenues	2,229	2,144	2,386	2,433	2,651	7,783	9,614	422	19%	1,831	24%	218	9%

Expenses
Distribution expenses	504	525	621	611	674	1,782	2,431	170	34%	649	36%	63	10%
Interest credited to fixed accounts	229	228	231	227	223	903	909	(6)	(3)%	6	1%	(4)	(2)%
Benefits, claims, losses and settlement expenses	349	354	298	640	465	1,342	1,757	116	33%	415	31%	(175)	(27)%
Amortization of deferred acquisition costs	120	118	171	(246)	84	217	127	(36)	(30)%	(90)	(41)%	330	#
Interest and debt expense	28	24	29	29	27	127	109	(1)	(4)%	(18)	(14)%	(2)	(7)%
General and administrative expense	705	616	709	698	787	2,507	2,810	82	12%	303	12%	89	13%
Total expenses	1,935	1,865	2,059	1,959	2,260	6,878	8,143	325	17%	1,265	18%	301	15%

Pretax income	294	279	327	474	391	905	1,471	97	33%	566	63%	(83)	(18)%
Income tax provision	57	65	68	130	86	183	349	29	51%	166	91%	(44)	(34)%
Net income	237	214	259	344	305	722	1,122	68	29%	400	55%	(39)	(11)%
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income attributable to Ameriprise Financial	237	214	259	344	305	722	1,122	68	29%	400	55%	(39)	(11)%
Integration/restructuring charges net of tax (1) (2)	15	4	37	12	20	64	73	5	33%	9	14%	8	67%
Realized (gains) losses net of tax (1) (2)	(12)	(3)	(5)	(1)	(13)	(34)	(22)	(1)	(8)%	12	35%	(12)	#
Operating earnings (1)	$240	$215	$291	$355	$312	$752	$1,173	$72	30%	$421	56%	$(43)	(12)%

Operating Revenues Reconciliation
Total net revenues	$2,229	$2,144	$2,386	$2,433	$2,651	$7,783	$9,614	$422	19%	$1,831	24%	$218	9%
Realized (gains) losses	(18)	(5)	(7)	(2)	(19)	(53)	(33)	(1)	(6)%	20	38%	(17)	#
Operating total net revenues (1)	$2,211	$2,139	$2,379	$2,431	$2,632	$7,730	$9,581	$421	19%	$1,851	24%	$201	8%

Pretax Operating Income Reconciliation
Pretax Income	$294	$279	$327	$474	$391	$905	$1,471	$97	33%	$566	63%	$(83)	(18)%
Integration/restructuring charges	22	7	57	19	28	98	111	6	27%	13	13%	9	47%
Realized (gains) losses	(18)	(5)	(7)	(2)	(19)	(53)	(33)	(1)	(6)%	20	38%	(17)	#
Pretax operating earnings (1)	$298	$281	$377	$491	$400	$950	$1,549	$102	34%	$599	63%	$(91)	(19)%

Effective tax rate	19.4%	23.2%	20.8%	27.6%	22.1%	20.2%	23.7%	2.7%		3.5%		(5.5)%

Operating Earnings Per Share
Basic operating earnings per share (1)	$0.93	$0.83	$1.11	$1.39	$1.23	$3.10	$4.56	$0.30	32%	$1.46	47%	$(0.16)	(12)%
Operating earnings per diluted share (1)	$0.91	$0.81	$1.10	$1.37	$1.21	$3.08	$4.47	$0.30	33%	$1.39	45%	$(0.16)	(12)%

Operating Metrics
Operating total net revenue growth: Target 6 - 8% (1)	24.8%	24.9%	26.8%	26.0%	19.0%	(0.2)%	23.9%	(5.8)%		24.1%		(7.0)%

Operating return on equity excluding CIEs and AOCI: Target 12 - 15% (4)	9.2%	9.7%	11.4%	12.0%	12.6%	9.2%	12.6%	3.4%		3.4%		0.6%
Operating earnings per diluted share growth: Target 12 -15% (1)	NM	35.0%	134.0%	31.7%	33.0%	32.8%	45.1%	NM		12.4%		1.2%

Pretax operating margin (1)	13.5%	13.1%	15.8%	20.2%	15.2%	12.3%	16.2%	1.7%		3.9%		(5.0)%
Operating margin (1)	10.9%	10.1%	12.2%	14.6%	11.9%	9.7%	12.2%	1.0%		2.5%		(2.7)%

Ameriprise Financial shareholders’ equity	$9,269	$9,622	$9,902	$10,389	$10,221	$9,269	$10,221	$952	10%	$952	10%	$(168)	(2)%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI (1)	$9,004	$9,229	$9,271	$9,463	$9,627	$9,004	$9,627	$623	7%	$623	7%	$164	2%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (3)	$34.78	$35.17	$36.07	$37.30	$38.25	$34.78	$38.25	$3.47	10%	$3.47	10%	$0.95	3%

Ameriprise Financial shareholders’ equity excluding CIEs and AOCI - 5 point avg.	$8,208	$8,601	$8,952	$9,147	$9,319	$8,208	$9,319	$1,111	14%	$1,111	14%	$172	2%

(1)    See non-GAAP financial information on pg 37.

(2)    Calculated using the statutory tax rate of 35%.

(3)    Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)    Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

NM Not Meaningful

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Summary & Highlights

Ameriprise Financial, Inc.

Highlights

Fourth Quarter 2010

								Prior Year Comparisons
(in millions, except earnings per share amounts,						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
headcount and as otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Operating Earnings Per Share
Basic operating earnings per share(1)	$0.93	$0.83	$1.11	$1.39	$1.23	$3.10	$4.56	$0.30	32%	$1.46	47%	$(0.16)	(12)%
Operating earnings per diluted share(1)	$0.91	$0.81	$1.10	$1.37	$1.21	$3.08	$4.47	$0.30	33%	$1.39	45%	$(0.16)	(12)%
Operating earnings per diluted share growth: Target 12 - 15%(1)	NM	35.0%	134.0%	31.7%	33.0%	32.8%	45.1%	NM		12.4%		1.2%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%(1)	24.8%	24.9%	26.8%	26.0%	19.0%	(0.2)%	23.9%	(5.8)%		24.1%		(7.0)%
Operating return on equity excluding CIEs and AOCI: Target 12 - 15%(2)	9.2%	9.7%	11.4%	12.0%	12.6%	9.2%	12.6%	3.4%		3.4%		0.6%

Owned, Managed, and Administered Assets (in billions)
Owned	$36.9	$37.6	$20.2	$22.0	$22.1	$36.9	$22.1	$(14.8)	(40)%	$(14.8)	(40)%	$0.1	0%
Managed
External clients	256.6	254.5	398.8	430.8	445.8	256.6	445.8	189.2	74%	189.2	74%	15.0	3%
Owned	68.1	70.4	86.1	91.9	93.7	68.1	93.7	25.6	38%	25.6	38%	1.8	2%
Consolidated client assets	1.1	6.9	6.8	6.7	6.9	1.1	6.9	5.8	#	5.8	#	0.2	3%
Total managed	325.8	331.8	491.7	529.4	546.4	325.8	546.4	220.6	68%	220.6	68%	17.0	3%
Administered	95.1	93.9	88.4	97.7	104.2	95.1	104.2	9.1	10%	9.1	10%	6.5	7%
Total OMA assets	$457.8	$463.3	$600.3	$649.1	$672.7	$457.8	$672.7	$214.9	47%	$214.9	47%	$23.6	4%

Business Metrics
Total client assets	$294,027	$303,839	$290,163	$312,581	$329,264	$294,027	$329,264	$35,237	12%	$35,237	12%	$16,683	5%
Total financial advisors	12,036	11,837	11,684	11,608	11,482	12,036	11,482	(554)	(5)%	(554)	(5)%	(126)	(1)%

Net flows and net deposits
Advisor wrap	$2,564	$2,512	$2,245	$1,789	$1,965	$9,348	$8,511	$(599)	(23)%	$(837)	(9)%	$176	10%
Asset Management	1,385	(834)	(5,696)	(2,091)	(6,476)	3,607	(15,097)	(7,861)	#	(18,704)	#	(4,385)	#
Annuities	255	(68)	9	325	177	3,690	443	(78)	(31)%	(3,247)	(88)%	(148)	(46)%
Variable universal life / Universal life	(34)	(41)	(36)	(51)	(45)	(135)	(173)	(11)	(32)%	(38)	(28)%	6	12%

S&P 500
Daily average	1,088	1,121	1,134	1,094	1,205	948	1,139	117	11%	191	20%	111	10%
Period end	1,115	1,169	1,031	1,141	1,258	1,115	1,258	143	13%	143	13%	117	10%

(1)        See non-GAAP financial information on pg 37.

(2)        Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

NM Not Meaningful

Ameriprise Financial, Inc.

Common Share, Per Share and Capital Summary

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except earnings per share amounts)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Basic Shares
Common shares
Beginning balance	255.1	255.1	257.4	252.0	248.7	216.5	255.1	(6.4)	(3)%	38.6	18%	(3.3)	(1)%
Repurchases	—	—	(5.7)	(3.6)	(3.8)	—	(13.1)	(3.8)	—	(13.1)	—	(0.2)	(6)%
Issuances	0.1	2.7	0.4	0.4	2.0	39.4	5.5	1.9	#	(33.9)	(86)%	1.6	#
Other	(0.1)	(0.4)	(0.1)	(0.1)	(0.2)	(0.8)	(0.8)	(0.1)	#	—	—	(0.1)	#
Total common outstanding	255.1	257.4	252.0	248.7	246.7	255.1	246.7	(8.4)	(3)%	(8.4)	(3)%	(2.0)	(1)%

Total common outstanding	255.1	257.4	252.0	248.7	246.7	255.1	246.7	(8.4)	(3)%	(8.4)	(3)%	(2.0)	(1)%
Nonforfeitable restricted stock units	3.8	5.0	5.0	5.0	5.0	3.8	5.0	1.2	32%	1.2	32%	—	—
Total basic common shares	258.9	262.4	257.0	253.7	251.7	258.9	251.7	(7.2)	(3)%	(7.2)	(3)%	(2.0)	(1)%
Total potentially dilutive	4.8	4.0	3.7	5.4	6.4	4.8	6.4	1.6	33%	1.6	33%	1.0	19%
Total diluted shares	263.7	266.4	260.7	259.1	258.1	263.7	258.1	(5.6)	(2)%	(5.6)	(2)%	(1.0)	—

Weighted average common shares outstanding:
Basic	258.9	260.8	261.1	255.3	252.7	242.2	257.4	(6.2)	(2)%	15.2	6%	(2.6)	(1)%
Diluted	263.3	265.0	265.3	259.9	258.9	244.4	262.3	(4.4)	(2)%	17.9	7%	(1.0)	—

Book Value excluding CIEs
Ameriprise Financial shareholders’ equity excluding CIEs (1)	$9,269	$9,622	$9,902	$10,389	$10,221	$9,269	$10,221	$952	10%	$952	10%	$(168)	(2)%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI (1)	$9,004	$9,229	$9,271	$9,463	$9,627	$9,004	$9,627	$623	7%	$623	7%	$164	2%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI - 5 point ave.	$8,208	$8,601	$8,952	$9,147	$9,319	$8,208	$9,319	$1,111	14%	$1,111	14%	$172	2%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (2)	$34.78	$35.17	$36.07	$37.30	$38.25	$34.78	$38.25	$3.47	10%	$3.47	10%	$0.95	3%

Capital Returned to Shareholders
Dividends paid	$46	$45	$47	$46	$45	$164	$183	$(1)	(2)%	$19	12%	$(1)	(2)%
Common stock share repurchases	$—	$—	$220	$153	$200	$—	$573	$200	—	$573	—	$47	31%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	16.8%	20.5%	20.4%	20.0%	17.7%	16.8%	17.7%	0.9%		0.9%		(2.3)%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	16.7%	21.4%	20.9%	20.1%	18.1%	16.7%	18.1%	1.4%		1.4%		(2.0)%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs and 75% equity credit (1)	14.6%	19.4%	18.9%	18.2%	16.2%	14.6%	16.2%	1.6%		1.6%		(2.0)%

Goodwill and intangible assets (4)	$1,429	$1,393	$2,258	$2,263	$2,240	$1,429	$2,240	$811	57%	$811	57%	$(23)	(1)%

Net Investment Income
Investment income on fixed maturities	$499	$481	$479	$480	$481	$1,879	$1,921	$(18)	(4)%	$42	2%	$1	0%
Realized gains (losses)	18	5	7	2	19	53	33	1	6%	(20)	(38)%	17	#
Affordable housing	(5)	(3)	(5)	(4)	(8)	(25)	(20)	(3)	(60)%	5	20%	(4)	#
Other (including seed money)	22	28	18	32	26	93	104	4	18%	11	12%	(6)	(19)%
Consolidated investment entities	1	79	155	17	24	2	275	23	#	273	#	7	41%
Total net investment income	$535	$590	$654	$527	$542	$2,002	$2,313	$7	1%	$311	16%	$15	3%

Allocated Equity (3)
Advice & Wealth Management	$747	$759	$752	$754	$769	$747	$769	$22	3%	$22	3%	$15	2%
Asset Management	1,054	1,044	1,947	1,919	1,924	1,054	1,924	870	83%	870	83%	5	0%
Annuities	2,459	2,317	2,395	2,539	2,582	2,459	2,582	123	5%	123	5%	43	2%
Protection	2,540	2,560	2,654	2,668	2,596	2,540	2,596	56	2%	56	2%	(72)	(3)%
Corporate & Other	2,204	2,549	1,523	1,583	1,756	2,204	1,756	(448)	(20)%	(448)	(20)%	173	11%
Total allocated equity	$9,004	$9,229	$9,271	$9,463	$9,627	$9,004	$9,627	$623	7%	$623	7%	$164	2%

(1)   See non-GAAP financial information on pg 37.

(2)   Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)   Allocated equity equals Ameriprise Financial equity excluding consolidated investment entities less AOCI.

(4)   Restated Q2 2010 and Q3 2010 due to Columbia Management purchase price adjustment resulting in a $31M decrease to goodwill.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth management
Net Revenues	$873	$879	$969	$946	$1,016	$3,216	$3,810	$143	16%	$594	18%	$70	7%
Expenses	855	828	884	859	925	3,250	3,496	70	8%	246	8%	66	8%
Pretax segment income (loss)	18	51	85	87	91	(34)	314	73	#	348	#	4	5%
Integration/restructuring charges (1)	15	2	4	1	—	64	7	(15)	#	(57)	(89)%	(1)	#
Realized (gains) losses	2	1	(1)	—	(1)	15	(1)	(3)	#	(16)	#	(1)	—
Pretax operating earnings (2)	$35	$54	$88	$88	$90	$45	$320	$55	#	$275	#	$2	2%
Allocated Equity	747	759	752	754	769	747	769	22	3%	22	3%	15	2%

Pretax segment margin	2.1%	5.8%	8.8%	9.2%	9.0%	(1.1)%	8.2%	6.9%		9.3%		(0.2)%
Pretax operating margin (2)	4.0%	6.1%	9.1%	9.3%	8.9%	1.4%	8.4%	4.9%		7.0%		(0.4)%

Return on allocated equity (3)	(4.0)%	7.7%	16.8%	24.2%	31.8%	(4.0)%	31.8%	35.8%		35.8%		7.6%
Operating return on allocated equity (3)	2.4%	12.6%	20.1%	26.3%	32.3%	2.4%	32.3%	29.9%		29.9%		6.0%

Asset Management
Net Revenues	$465	$370	$562	$662	$774	$1,346	$2,368	$309	66%	$1,022	76%	$112	17%
Expenses	395	352	506	558	634	1,286	2,050	239	61%	764	59%	76	14%
Pretax segment income (loss)	70	18	56	104	140	60	318	70	#	258	#	36	35%
Integration/restructuring charges (4)	7	5	48	18	24	30	95	17	#	65	#	6	33%
Realized (gains) losses	—	(1)	—	(1)	(1)	3	(3)	(1)	—	(6)	#	—	—
Pretax operating earnings (2)	$77	$22	$104	$121	$163	$93	$410	$86	#	$317	#	$42	35%
Allocated Equity	1,054	1,044	1,947	1,919	1,924	1,054	1,924	870	83%	870	83%	5	—

Pretax segment margin	15.1%	4.9%	10.0%	15.7%	18.1%	4.5%	13.4%	3.0%		8.9%		2.4%
Pretax operating margin (2)	16.6%	6.0%	18.5%	18.3%	21.1%	6.9%	17.3%	4.5%		10.4%		2.8%

Return on allocated equity (3)	4.4%	6.5%	9.9%	13.5%	15.4%	4.4%	15.4%	11.0%		11.0%		1.9%
Operating return on allocated equity (3)	6.4%	8.2%	13.4%	17.0%	19.2%	6.4%	19.2%	12.8%		12.8%		2.2%

(1)   Integration charges incurred for acquisition of HRBFA.

(2)   See non-GAAP financial information on pg 37.

(3)        Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)   Integration charges incurred for acquisitions of J. & W. Seligman and Columbia.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Segment Summary

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Annuities
Net Revenues	$620	$602	$630	$626	$642	$2,265	$2,500	$22	4%	$235	10%	$16	3%
Expenses	463	482	497	362	511	1,617	1,852	48	10%	235	15%	149	41%
Pretax segment income	157	120	133	264	131	648	648	(26)	(17)%	—	—	(133)	(50)%
Realized (gains) losses	(16)	(3)	(4)	1	(3)	(44)	(9)	13	81%	35	80%	(4)	#
Pretax operating earnings (2)	$141	$117	$129	$265	$128	$604	$639	$(13)	(9)%	$35	6%	$(137)	(52)%
Allocated Equity	2,459	2,317	2,395	2,539	2,582	2,459	2,582	123	5%	123	5%	43	2%

Pretax segment margin	25.3%	19.9%	21.1%	42.2%	20.4%	28.6%	25.9%	(4.9)%		(2.7)%		(21.8)%
Pretax operating margin (2)	23.3%	19.5%	20.6%	42.3%	20.0%	27.2%	25.7%	(3.3)%		(1.5)%		(22.3)%

Return on allocated equity (3)	20.9%	20.7%	22.8%	21.4%	20.0%	20.9%	20.0%	(0.9)%		(0.9)%		(1.4)%
Operating return on allocated equity (3)	19.7%	20.0%	22.2%	20.8%	19.7%	19.7%	19.7%	—		—		(1.1)%

Protection
Net Revenues	$528	$507	$521	$502	$525	$1,971	$2,055	$(3)	(1)%	$84	4%	$23	5%
Expenses	399	388	386	437	440	1,475	1,651	41	10%	176	12%	3	1%
Pretax segment income	129	119	135	65	85	496	404	(44)	(34)%	(92)	(19)%	20	31%
Realized (gains) losses	(13)	(1)	(1)	—	1	(27)	(1)	14	#	26	96%	1	—
Pretax operating earnings (2)	$116	$118	$134	$65	$86	$469	$403	$(30)	(26)%	$(66)	(14)%	$21	32%
Allocated Equity	2,540	2,560	2,654	2,668	2,596	2,540	2,596	56	2%	56	2%	(72)	(3)%

Pretax segment margin	24.4%	23.5%	25.9%	12.9%	16.2%	25.2%	19.7%	(8.2)%		(5.5)%		3.3%
Pretax operating margin (2)	22.5%	23.3%	25.8%	12.9%	16.3%	24.1%	19.6%	(6.2)%		(4.5)%		3.4%

Return on allocated equity (3)	16.3%	15.8%	16.3%	13.6%	12.0%	16.3%	12.0%	(4.3)%		(4.3)%		(1.6)%
Operating return on allocated equity (3)	15.6%	15.2%	15.7%	13.2%	11.9%	15.6%	11.9%	(3.7)%		(3.7)%		(1.3)%

Corporate & Other excluding CIEs
Net Revenues	$(11)	$21	$(13)	$6	$9	$2	$23	$20	#	$21	#	$3	50%
Expenses	69	50	69	52	65	267	236	(4)	(6)%	(31)	(12)%	13	25%
Pretax segment (loss)	(80)	(29)	(82)	(46)	(56)	(265)	(213)	24	30%	52	20%	(10)	(22)%
Integration/restructuring charges (1)	—	—	5	—	4	4	9	4	—	5	#	4	—
Realized (gains) losses	9	(1)	(1)	(2)	(15)	—	(19)	(24)	#	(19)	—	(13)	#
Pretax operating (loss) (2)	$(71)	$(30)	$(78)	$(48)	$(67)	$(261)	$(223)	$4	6%	$38	15%	$(19)	(40)%
Allocated Equity	2,204	2,549	1,523	1,583	1,756	2,204	1,756	(448)	(20)%	(448)	(20)%	173	11%

(1)        Integration charges incurred for acquisition of Columbia as well as severance and related expenses from discontinuing new sales of RiverSource variable annuities through non-Ameriprise distribution channels.

(2)        See non-GAAP financial information on pg 37.

(3)        Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$352	$368	$382	$377	$420	$1,234	$1,547	$68	19%	$313	25%	$43	11%
Distribution fees	447	436	511	495	518	1,733	1,960	71	16%	227	13%	23	5%
Net investment income	73	74	70	68	65	297	277	(8)	(11)%	(20)	(7)%	(3)	(4)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	26	22	23	21	27	85	93	1	4%	8	9%	6	29%
Total revenues	898	900	986	961	1,030	3,349	3,877	132	15%	528	16%	69	7%
Banking and deposit interest expense	25	21	17	15	14	133	67	(11)	(44)%	(66)	(50)%	(1)	(7)%
Total net revenues	873	879	969	946	1,016	3,216	3,810	143	16%	594	18%	70	7%

Expenses
Distribution expenses (4)	524	536	588	570	629	1,968	2,323	105	20%	355	18%	59	10%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense (4)	331	292	296	289	296	1,282	1,173	(35)	(11)%	(109)	(9)%	7	2%
Total expenses	855	828	884	859	925	3,250	3,496	70	8%	246	8%	66	8%
Pretax segment income (loss)	18	51	85	87	91	(34)	314	73	#	348	#	4	5%
Integration/restructuring charges included in general and admin expense (1)	15	2	4	1	—	64	7	(15)	#	(57)	(89)%	(1)	#
Realized (gains) losses included in net investment income	2	1	(1)	—	(1)	15	(1)	(3)	#	(16)	#	(1)	—
Pretax operating earnings (2)	$35	$54	$88	$88	$90	$45	$320	$55	#	$275	#	$2	2%

Margins
Pretax segment margin	2.1%	5.8%	8.8%	9.2%	9.0%	(1.1)%	8.2%	6.9%		9.3%		(0.2)%
Pretax operating margin (2)	4.0%	6.1%	9.1%	9.3%	8.9%	1.4%	8.4%	4.9%		7.0%		(0.4)%

Return on Equity
Allocated equity	$747	$759	$752	$754	$769	$747	$769	$22	3%	$22	3%	$15	2%
Return on allocated equity (3)	(4.0)%	7.7%	16.8%	24.2%	31.8%	(4.0)%	31.8%	35.8%		35.8%		7.6%
Operating return on allocated equity (3)	2.4%	12.6%	20.1%	26.3%	32.3%	2.4%	32.3%	29.9%		29.9%		6.0%

Net Investment Income
Investment income on fixed maturities	$68	$59	$54	$51	$49	$277	$213	$(19)	(28)%	$(64)	(23)%	$(2)	(4)%
Realized gains (losses)	(2)	(1)	1	—	1	(15)	1	3	#	16	#	1	—
Other (including seed money)	7	16	15	17	15	35	63	8	#	28	80%	(2)	(12)%
Total net investment income	$73	$74	$70	$68	$65	$297	$277	$(8)	(11)%	$(20)	(7)%	$(3)	(4)%

On-balance sheet deposits	$8,489	$8,501	$8,263	$8,257	$8,489	$8,489	$8,489	$—	0%	$—	—	$232	3%

(1)  Integration charges incurred for acquisition of HRBFA.

(2)  See non-GAAP financial information on pg 37.

(3)  Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4) In the 4th quarter of 2010 a year-to-date adjustment was made to reclass $9M of compensation from general and administrative expense to distribution expense.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions, except headcount and where noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$29	$25	$24	$23	$27	$89	$99	$(2)	(7)%	$10	11%	$4	17%
Allocated equity	$443	$456	$445	$451	$463	$443	$463	$20	5%	$20	5%	$12	3%
Operating return on allocated equity (2)	14.0%	18.1%	18.4%	17.1%	16.8%	14.0%	16.8%	2.8%		2.8%		(0.3)%

Wealth Management & Distribution
Pretax operating earnings (loss)	$6	$29	$64	$65	$63	$(44)	$221	$57	#	$265	#	$(2)	(3)%
Allocated equity	$304	$303	$307	$303	$306	$304	$306	$2	1%	$2	1%	$3	1%
Operating return on allocated equity (2)	(13.9)%	3.9%	22.7%	40.0%	55.2%	(13.9)%	55.2%	69.1%		69.1%		15.2%

Financial Plans
Branded financial plan net cash sales	$58	$52	$51	$48	$57	$204	$208	$(1)	(2)%	$4	2%	$9	19%

Financial Advisors
Employee advisors	2,445	2,302	2,196	2,183	2,168	2,445	2,168	(277)	(11)%	(277)	(11)%	(15)	(1)%
Franchisee advisors	7,658	7,629	7,590	7,540	7,488	7,658	7,488	(170)	(2)%	(170)	(2)%	(52)	(1)%
Total branded financial advisors	10,103	9,931	9,786	9,723	9,656	10,103	9,656	(447)	(4)%	(447)	(4)%	(67)	(1)%
SAI independent advisors	1,933	1,906	1,898	1,885	1,826	1,933	1,826	(107)	(6)%	(107)	(6)%	(59)	(3)%
Total financial advisors	12,036	11,837	11,684	11,608	11,482	12,036	11,482	(554)	(5)%	(554)	(5)%	(126)	(1)%

Operating total net revenues (1) per financial advisor (in thousands) (3)	$73	$74	$83	$81	$88	$262	$326	$15	21%	$64	24%	$7	9%

Advisor Retention
Employee	73.7%	72.9%	74.4%	77.8%	82.3%	73.7%	82.3%	8.6%		8.6%		4.5%
Franchisee	91.4%	91.7%	92.4%	93.0%	93.4%	91.4%	93.4%	2.0%		2.0%		0.4%

Total Client Assets (at period end)	$294,027	$303,839	$290,163	$312,581	$329,264	$294,027	$329,264	$35,237	12%	$35,237	12%	$16,683	5%

Total Wrap Accounts
Beginning assets	$89,553	$94,921	$99,985	$96,865	$105,262	$72,781	$94,921	$15,709	18%	$22,140	30%	$8,397	9%
Net flows	2,564	2,512	2,245	1,789	1,965	9,348	8,511	(599)	(23)%	(837)	(9)%	176	10%
Market appreciation (depreciation) and other	2,804	2,552	(5,365)	6,608	5,512	12,792	9,307	2,708	97%	(3,485)	(27)%	(1,096)	(17)%
Total wrap ending assets	$94,921	$99,985	$96,865	$105,262	$112,739	$94,921	$112,739	$17,818	19%	$17,818	19%	$7,477	7%

(1)  See non-GAAP financial information on pg 37.

(2)  Calculated using operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)  Year-to-date is sum of current and prior quarters for the year under review.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$396	$307	$471	$551	$650	$1,106	$1,979	$254	64%	$873	79%	$99	18%
Distribution fees	60	58	88	103	109	216	358	49	82%	142	66%	6	6%
Net investment income	8	4	—	6	7	18	17	(1)	(13)%	(1)	(6)%	1	17%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	1	4	2	8	8	15	7	#	7	88%	6	#
Total revenues	465	370	563	662	774	1,348	2,369	309	66%	1,021	76%	112	17%
Banking and deposit interest expense	—	—	1	—	—	2	1	—	—	(1)	(50)%	—	—
Total net revenues	465	370	562	662	774	1,346	2,368	309	66%	1,022	76%	112	17%

Expenses
Distribution expenses	107	106	186	215	227	371	734	120	#	363	98%	12	6%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	6	5	5	4	21	20	—	—	(1)	(5)%	(1)	(20)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	284	240	315	338	403	894	1,296	119	42%	402	45%	65	19%
Total expenses	395	352	506	558	634	1,286	2,050	239	61%	764	59%	76	14%
Pretax segment income (loss)	70	18	56	104	140	60	318	70	#	258	#	36	35%
Integration/restructuring charges included in general and admin expense (1)	7	5	48	18	24	30	95	17	#	65	#	6	33%
Realized (gains) losses included in net investment income	—	(1)	—	(1)	(1)	3	(3)	(1)	—	(6)	#	—	—

Pretax operating earnings (2)	$77	$22	$104	$121	$163	$93	$410	$86	#	$317	#	$42	35%

Margins
Pretax segment margin	15.1%	4.9%	10.0%	15.7%	18.1%	4.5%	13.4%	3.0%		8.9%		2.4%
Pretax operating margin (2)	16.6%	6.0%	18.5%	18.3%	21.1%	6.9%	17.3%	4.5%		10.4%		2.8%

Return on Equity
Allocated equity	$1,054	$1,044	$1,947	$1,919	$1,924	$1,054	$1,924	$870	83%	$870	83%	$5	—
Return on allocated equity (3)	4.4%	6.5%	9.9%	13.5%	15.4%	4.4%	15.4%	11.0%		11.0%		1.9%
Operating return on allocated equity (3)	6.4%	8.2%	13.4%	17.0%	19.2%	6.4%	19.2%	12.8%		12.8%		2.2%

Net Investment Income
Investment income on fixed maturities	$1	$—	$1	$—	$—	$2	$1	$(1)	#	$(1)	(50)%	$—	—
Realized gains (losses)	—	1	—	1	1	(3)	3	1	—	6	#	—	—
Other (including seed money)	7	3	(1)	5	6	19	13	(1)	(14)%	(6)	(32)%	1	20%
Total net investment income	$8	$4	$—	$6	$7	$18	$17	$(1)	(13)%	$(1)	(6)%	$1	17%

(1)    Integration charges incurred for acquisitions of  J. & W. Seligman and Columbia.

(2)    See non-GAAP financial information on pg 37.

(3)    Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset net flows	$1,385	$(834)	$(5,696)	$(2,091)	$(6,476)	$3,607	$(15,097)	$(7,861)	#	$(18,704)	#	$(4,385)	#

Total Managed Assets Reconciliations
Columbia managed assets	$149,004	$152,624	$327,406	$347,050	$355,489	$149,004	$355,489	$206,485	#	$206,485	#	$8,439	2%
Threadneedle managed assets	97,823	97,135	89,319	101,851	105,648	97,823	105,648	7,825	8%	7,825	8%	3,797	4%
Less: Sub-advised eliminations	(3,647)	(3,752)	(3,398)	(4,030)	(4,304)	(3,647)	(4,304)	(657)	(18)%	(657)	(18)%	(274)	(7)%
Total managed assets	$243,180	$246,007	$413,327	$444,871	$456,833	$243,180	$456,833	$213,653	88%	$213,653	88%	$11,962	3%

Managed assets - external clients	$173,902	$168,673	$320,472	$346,187	$356,212	$173,902	$356,212	$182,310	#	$182,310	#	$10,025	3%
Managed assets - consolidated client assets	1,099	6,916	6,784	6,740	6,871	1,099	6,871	5,772	#	5,772	#	131	2%
Managed assets - owned	68,179	70,418	86,071	91,944	93,750	68,179	93,750	25,571	38%	25,571	38%	1,806	2%
Total managed assets	$243,180	$246,007	$413,327	$444,871	$456,833	$243,180	$456,833	$213,653	88%	$213,653	88%	$11,962	3%

Total Managed Assets by Type
Equity	$98,712	$99,752	$189,734	$215,095	$237,120	$98,712	$237,120	$138,408	#	$138,408	#	$22,025	10%
Fixed income	113,752	115,922	192,988	198,786	189,545	113,752	189,545	75,793	67%	75,793	67%	(9,241)	(5)%
Money market	7,986	7,231	7,159	6,734	6,597	7,986	6,597	(1,389)	(17)%	(1,389)	(17)%	(137)	(2)%
Alternative	11,590	11,808	11,516	11,505	11,309	11,590	11,309	(281)	(2)%	(281)	(2)%	(196)	(2)%
Hybrid and other	11,140	11,294	11,930	12,751	12,262	11,140	12,262	1,122	10%	1,122	10%	(489)	(4)%
Total managed assets by type	$243,180	$246,007	$413,327	$444,871	$456,833	$243,180	$456,833	$213,653	88%	$213,653	88%	$11,962	3%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward Retail Funds
Beginning assets	$74,592	$76,860	$78,631	$189,418	$205,230	$63,970	$76,860	$130,638	#	$12,890	20%	$15,812	8%
Net flows mutual funds and other retail funds	(866)	(1,127)	(2,342)	(3,241)	(2,239)	(4,184)	(8,949)	(1,373)	#	(4,765)	#	1,002	31%
Net flows VP & VIT funds	301	31	108	723	711	1,799	1,573	410	#	(226)	(13)%	(12)	(2)%
Net flows	(565)	(1,096)	(2,234)	(2,518)	(1,528)	(2,385)	(7,376)	(963)	#	(4,991)	#	990	39%
Market appreciation (depreciation) and other (1)	2,833	2,867	113,021	18,330	14,758	15,275	148,976	11,925	#	133,701	#	(3,572)	(19)%
Total ending assets	76,860	78,631	189,418	205,230	218,460	76,860	218,460	141,600	#	141,600	#	13,230	6%

% of total retail assets sub-advised	7.0%	7.1%	18.2%	18.6%	18.4%	7.0%	18.4%	11.4%		11.4%		(0.2)%

Institutional
Beginning assets	61,672	62,496	64,083	128,176	131,822	54,775	62,496	70,150	#	7,721	14%	3,646	3%
Net flows	1,020	47	(2,504)	(637)	(3,978)	2,691	(7,072)	(4,998)	#	(9,763)	#	(3,341)	#
Market appreciation (depreciation) and other (2)(3)	(196)	1,540	66,597	4,283	(633)	5,030	71,787	(437)	#	66,757	#	(4,916)	#
Total ending assets	62,496	64,083	128,176	131,822	127,211	62,496	127,211	64,715	#	64,715	#	(4,611)	(3)%

Alternative
Beginning assets	9,666	9,791	10,063	9,957	10,122	9,378	9,791	456	5%	413	4%	165	2%
Net flows	66	193	132	(5)	(337)	(187)	(17)	(403)	#	170	91%	(332)	#
Market appreciation (depreciation) and other	59	79	(238)	170	186	600	197	127	#	(403)	(67)%	16	9%
Total ending assets	9,791	10,063	9,957	10,122	9,971	9,791	9,971	180	2%	180	2%	(151)	(1)%

Other and Eliminations	(143)	(153)	(145)	(124)	(153)	(143)	(153)	(10)	(7)%	(10)	(7)%	(29)	(23)%
Total Columbia managed assets	$149,004	$152,624	$327,406	$347,050	$355,489	$149,004	$355,489	$206,485	#	$206,485	#	$8,439	2%

Total Columbia net flows	$521	$(856)	$(4,606)	$(3,160)	$(5,843)	$119	$(14,465)	$(6,364)	#	$(14,584)	#	$(2,683)	(85)%

(1)        Included in Market appreciation (depreciation) and other, for Retail funds in the 2nd quarter of 2010, are $118.1B due to the acquisition of Columbia Management, including $3 billion of assets that were transferred to RiverSource Sub-advised through the implementation of Enhanced Portfolio Navigator, and an additional $13.1B of EPN related assets sub-advised by others.

(2)        Included in Market appreciation (depreciation) and other, for Institutional funds in the 2nd quarter of 2010, are $68.4B due to the acquisition of Columbia Management.

(3)        Included in Market appreciation (depreciation) and other for Institutional funds for all periods shown are changes in assets related to corporate capital decisions including share repurchases, debt repurchases, equity issuance, debt issuance and acquisitions.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward Retail Funds
Beginning assets	$26,565	$29,090	$30,393	$27,291	$30,673	$16,361	$29,090	$4,108	15%	$12,729	78%	$3,382	12%
Net flows	1,483	1,344	(488)	(358)	1,238	4,796	1,736	(245)	(17)%	(3,060)	(64)%	1,596	#
Market appreciation (depreciation)	707	1,665	(2,172)	2,232	1,694	3,871	3,419	987	#	(452)	(12)%	(538)	(24)%
Foreign currency translation (1)	297	(1,769)	(540)	1,402	(240)	1,739	(1,147)	(537)	#	(2,886)	#	(1,642)	#
Other	38	63	98	106	29	2,323	296	(9)	(24)%	(2,027)	(87)%	(77)	(73)%
Total ending assets	29,090	30,393	27,291	30,673	33,394	29,090	33,394	4,304	15%	4,304	15%	2,721	9%

Institutional
Beginning assets	65,120	66,934	64,997	60,469	69,795	55,342	66,934	4,675	7%	11,592	21%	9,326	15%
Net flows	(384)	(1,300)	(692)	1,610	(1,769)	(1,393)	(2,151)	(1,385)	#	(758)	(54)%	(3,379)	#
Market appreciation (depreciation)	930	3,014	(3,317)	4,176	2,876	5,642	6,749	1,946	#	1,107	20%	(1,300)	(31)%
Foreign currency translation (1)	784	(4,036)	(1,062)	3,127	(473)	5,396	(2,444)	(1,257)	#	(7,840)	#	(3,600)	#
Other	484	385	543	413	487	1,947	1,828	3	1%	(119)	(6)%	74	18%
Total ending assets	66,934	64,997	60,469	69,795	70,916	66,934	70,916	3,982	6%	3,982	6%	1,121	2%

Alternative
Beginning assets	1,997	1,799	1,745	1,559	1,383	2,544	1,799	(614)	(31)%	(745)	(29)%	(176)	(11)%
Net flows	(235)	(22)	90	(183)	(102)	85	(217)	133	57%	(302)	#	81	44%
Market appreciation (depreciation)	4	65	(260)	(85)	51	(1,057)	(229)	47	#	828	78%	136	#
Foreign currency translation (1)	29	(108)	(30)	77	(7)	223	(68)	(36)	#	(291)	#	(84)	#
Other	4	11	14	15	13	4	53	9	#	49	#	(2)	(13)%
Total ending assets	1,799	1,745	1,559	1,383	1,338	1,799	1,338	(461)	(26)%	(461)	(26)%	(45)	(3)%

Total Threadneedle managed assets	$97,823	$97,135	$89,319	$101,851	$105,648	$97,823	$105,648	$7,825	8%	$7,825	8%	$3,797	4%

Total Threadneedle net flows	$864	$22	$(1,090)	$1,069	$(633)	$3,488	$(632)	$(1,497)	#	$(4,120)	#	$(1,702)	#

(1)    Amounts represent British Pound to US dollar conversion.

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Asset Management Segment

Fourth Quarter 2010

	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010
Mutual Fund Performance
Columbia
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	51%	58%	49%	55%	68%
Fixed income - 12 month	65%	50%	52%	67%	58%
Equity - 3 year	42%	45%	48%	46%	52%
Fixed income - 3 year	72%	68%	68%	77%	79%
Equity - 5 year	63%	71%	75%	69%	67%
Fixed income - 5 year	58%	63%	75%	79%	76%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	72%	78%	73%	54%	62%
Fixed income - 12 month	80%	51%	45%	56%	61%
Equity - 3 year	50%	56%	61%	71%	73%
Fixed income - 3 year	63%	59%	64%	78%	67%
Equity - 5 year	69%	75%	88%	81%	78%
Fixed income - 5 year	58%	58%	65%	75%	63%

Threadneedle
Equal Weighted Mutual Fund Rankings in top 2 Morningstar Quartiles
Equity - 12 month	38%	31%	62%	62%	77%
Fixed income - 12 month	60%	60%	40%	20%	40%
Equity - 3 year	90%	93%	97%	93%	79%
Fixed income - 3 year	80%	80%	80%	80%	50%
Equity - 5 year	89%	93%	93%	93%	93%
Fixed income - 5 year	78%	78%	67%	67%	50%

Beginning in the second quarter of 2010, mutual fund performance rankings are based on the performance of Class A fund shares for legacy RiverSource (including Seligman and Threadneedle) branded funds and on Class Z fund shares for legacy Columbia branded funds, as the majority of fund assets managed within the funds of each fund family are generally held in the designated share class. Prior to second quarter of 2010, the mutual fund performance rankings were based solely on the performance of the legacy RiverSource Class A fund shares.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds (RiverSource Class A and Columbia Class Z) with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the funds with above median ranking (RiverSource Class A and Columbia Class Z)  divided by the total sum of RiverSource Class A assets and Columbia Class Z assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows only actively-managed mutual funds by affiliated investment managers.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund and Columbia Money Market Fund.

Aggregated equity rankings include Columbia Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

Columbia Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$126	$127	$130	$139	$150	$438	$546	$24	19%	$108	25%	$11	8%
Distribution fees	68	70	76	65	73	247	284	5	7%	37	15%	8	12%
Net investment income	352	330	330	326	332	1,323	1,318	(20)	(6)%	(5)	—	6	2%
Premiums	32	31	42	43	34	104	150	2	6%	46	44%	(9)	(21)%
Other revenues	42	44	52	53	53	153	202	11	26%	49	32%	—	—
Total revenues	620	602	630	626	642	2,265	2,500	22	4%	235	10%	16	3%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Total net revenues	620	602	630	626	642	2,265	2,500	22	4%	235	10%	16	3%

Expenses
Distribution expenses	57	61	70	70	67	211	268	10	18%	57	27%	(3)	(4)%
Interest credited to fixed accounts	193	192	194	188	188	759	762	(5)	(3)%	3	—	—	—
Benefits, claims, losses and settlement expenses	103	118	58	341	174	418	691	71	69%	273	65%	(167)	(49)%
Amortization of deferred acquisition costs	64	60	121	(286)	29	37	(76)	(35)	(55)%	(113)	#	315	#
Interest and debt expense	—	—	—	2	—	—	2	—	—	2	—	(2)	#
General and administrative expense	46	51	54	47	53	192	205	7	15%	13	7%	6	13%
Total expenses	463	482	497	362	511	1,617	1,852	48	10%	235	15%	149	41%

Pretax segment income	157	120	133	264	131	648	648	(26)	(17)%	—	—	(133)	(50)%
Realized (gains) losses included in net investment income	(16)	(3)	(4)	1	(3)	(44)	(9)	13	81%	35	80%	(4)	#
Pretax operating earnings (1)	$141	$117	$129	$265	$128	$604	$639	$(13)	(9)%	$35	6%	$(137)	(52)%

Margins
Pretax segment margin	25.3%	19.9%	21.1%	42.2%	20.4%	28.6%	25.9%	(4.9)%		(2.7)%		(21.8)%
Pretax operating margin (1)	23.3%	19.5%	20.6%	42.3%	20.0%	27.2%	25.7%	(3.3)%		(1.5)%		(22.3)%

Return on Equity
Allocated equity	$2,459	$2,317	$2,395	$2,539	$2,582	$2,459	$2,582	$123	5%	$123	5%	$43	2%
Return on allocated equity (2)	20.9%	20.7%	22.8%	21.4%	20.0%	20.9%	20.0%	(0.9)%		(0.9)%		(1.4)%
Operating return on allocated equity (2)	19.7%	20.0%	22.2%	20.8%	19.7%	19.7%	19.7%	—		—		(1.1)%

Net Investment Income
Investment income on fixed maturities	$337	$324	$323	$328	$328	$1,246	$1,303	$(9)	(3)%	$57	5%	$—	—
Realized gains (losses)	16	3	4	(1)	3	44	9	(13)	(81)%	(35)	(80)%	4	#
Other (including seed money)	(1)	3	3	(1)	1	33	6	2	#	(27)	(82)%	2	#
Total net investment income	$352	$330	$330	$326	$332	$1,323	$1,318	$(20)	(6)%	$(5)	(0)%	$6	2%

Benefits Expense
Net variable annuity living benefits market impact (3)	$(3)	$(24)	$74	$(34)	$(78)	$(162)	$(62)	$(75)	#	$100	62%	$(44)	#

Total annuity net flows	$255	$(68)	$9	$325	$177	$3,690	$443	$(78)	(31)%	$(3,247)	(88)%	$(148)	(46)%

(1)	See non-GAAP financial information on pg 37.
(2)

Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)	Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only.

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Annuities Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Product Information
Variable Annuities
Operating earnings(1)	$82	$57	$68	$88	$62	$386	$275	$(20)	(24)%	$(111)	(29)%	$(26)	(30)%
Allocated equity	$1,005	$971	$1,083	$1,133	$1,261	$1,005	$1,261	$256	25%	$256	25%	$128	11%
Operating return on allocated equity (2)	29.5%	29.0%	32.2%	22.3%	19.5%	29.5%	19.5%	(10.0)%		(10.0)%		(2.8)%

Fixed Annuities (3)
Operating earnings(1)	$59	$60	$61	$177	$66	$218	$364	$7	12%	$146	67%	$(111)	(63)%
Allocated equity	$1,454	$1,346	$1,312	$1,406	$1,321	$1,454	$1,321	$(133)	(9)%	$(133)	(9)%	$(85)	(6)%
Operating return on allocated equity (2)	12.6%	13.8%	15.0%	19.7%	19.9%	12.6%	19.9%	7.3%		7.3%		0.2%

Variable Annuities Rollforward
Beginning balance	$52,995	$55,106	$56,978	$54,025	$58,974	$43,280	$55,106	$5,979	11%	$11,826	27%	$4,949	9%
Deposits	1,378	1,181	1,411	1,730	1,865	5,546	6,187	487	35%	641	12%	135	8%
Withdrawals and terminations	(980)	(1,083)	(1,212)	(1,246)	(1,464)	(3,727)	(5,005)	(484)	(49)%	(1,278)	(34)%	(218)	(17)%
Net flows	398	98	199	484	401	1,819	1,182	3	1%	(637)	(35)%	(83)	(17)%
Investment performance and interest credited	1,713	1,859	(3,150)	4,465	3,262	10,001	6,436	1,549	90%	(3,565)	(36)%	(1,203)	(27)%
Other	—	(85)	(2)	—	—	6	(87)	—	—	(93)	#	—	—
Total ending balance - contract accumulation values	$55,106	$56,978	$54,025	$58,974	$62,637	$55,106	$62,637	$7,531	14%	$7,531	14%	$3,663	6%

Variable annuities fixed sub-accounts	$6,124	$6,119	$4,914	$4,926	$4,864	$6,124	$4,864	$(1,260)	(21)%	$(1,260)	(21)%	$(62)	(1)%

Fixed Annuities Rollforward
Beginning balance	$14,615	$14,623	$14,599	$14,547	$14,527	$12,228	$14,623	$(88)	(1)%	$2,395	20%	$(20)	—
Deposits	167	163	130	140	96	3,581	529	(71)	(43)%	(3,052)	(85)%	(44)	(31)%
Withdrawals and terminations	(310)	(329)	(320)	(299)	(320)	(1,710)	(1,268)	(10)	(3)%	442	26%	(21)	(7)%
Net flows	(143)	(166)	(190)	(159)	(224)	1,871	(739)	(81)	(57)%	(2,610)	#	(65)	(41)%
Policyholder interest credited	151	142	138	139	138	573	557	(13)	(9)%	(16)	(3)%	(1)	(1)%
Other	—	—	—	—	—	(49)	—	—	—	49	#	—	—
Total ending balance - contract accumulation values	$14,623	$14,599	$14,547	$14,527	$14,441	$14,623	$14,441	$(182)	(1)%	$(182)	(1)%	$(86)	(1)%

Capitalized Interest	$8	$5	$3	$1	$2	$37	$11	$(6)	(75)%	$(26)	(70)%	$1	#

Payout Annuities Reserve Balance	$2,102	$2,094	$2,105	$2,111	$2,111	$2,102	$2,111	$9	—	$9	—	$—	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5) (6)	6.1%	6.0%	6.1%	6.5%	6.4%	6.1%	6.3%	0.3%		0.2%		(0.1)%
Crediting rate excluding capitalized interest	(3.9)%	(3.9)%	(3.9)%	(3.8)%	(3.8)%	(3.9)%	(3.8)%	0.1%		0.1%		—
Tax equivalent margin spread	2.2%	2.1%	2.2%	2.7%	2.6%	2.2%	2.5%	0.4%		0.3%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$2,116	$2,132	$2,121	$2,082	$2,378	$2,063	$2,132	$262	12%	$69	3%	$296	14%
Capitalization	64	53	77	92	97	261	319	33	52%	58	22%	5	5%
Amortization per income statement	(48)	(46)	(104)	222	(14)	15	58	34	71%	43	#	(236)	#
Other	—	(18)	(12)	(18)	32	(207)	(16)	32	—	191	92%	50	#
Total ending balance	$2,132	$2,121	$2,082	$2,378	$2,493	$2,132	$2,493	$361	17%	$361	17%	$115	5%

Total Fixed Annuities DAC
Beginning balance	$304	$301	$247	$198	$229	$316	$301	$(75)	(25)%	$(15)	(5)%	$31	16%
Capitalization	8	7	6	4	4	172	21	(4)	(50)%	(151)	(88)%	—	—
Amortization per income statement	(16)	(14)	(17)	64	(15)	(52)	18	1	6%	70	#	(79)	#
Other	5	(47)	(38)	(37)	54	(135)	(68)	49	#	67	50%	91	#
Total ending balance	$301	$247	$198	$229	$272	$301	$272	$(29)	(10)%	$(29)	(10)%	$43	19%

(1)    See non-GAAP financial information on pg 37.

(2)    Calculated using operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)    Includes payout annuities.

(4)    Attributable to interest sensitive products only, which have been approximately 98% to 99% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)    The Gross rate of return on invested assets for both the 4th quarter 2009 and the first quarter of 2010 are affected by significant purchases of forward settled Agency Backed TBA positions that are recorded on a trade basis. Without these positions, the Gross rate of return on invested assets for the 4th quarter 2009 would be approximately 6.3%, and 6.1% for 1st quarter 2010.

(6)    In the 2nd, 3rd, and 4th quarters of 2010, the Gross rates of return on invested assets are impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 6.0%, 6.2%, and 6.1% respectively.

# Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$13	$13	$13	$13	$15	$47	$54	$2	15%	$7	15%	$2	15%
Distribution fees	25	24	24	24	24	97	96	(1)	(4)%	(1)	(1)%	—	—
Net investment income	113	103	111	108	107	422	429	(6)	(5)%	7	2%	(1)	(1)%
Premiums	262	257	264	266	268	1,020	1,055	6	2%	35	3%	2	1%
Other revenues	116	110	109	91	112	386	422	(4)	(3)%	36	9%	21	23%
Total revenues	529	507	521	502	526	1,972	2,056	(3)	(1)%	84	4%	24	5%
Banking and deposit interest expense	1	—	—	—	1	1	1	—	—	—	—	1	—
Total net revenues	528	507	521	502	525	1,971	2,055	(3)	(1)%	84	4%	23	5%

Expenses
Distribution expenses	7	8	9	8	7	22	32	—	—	10	45%	(1)	(13)%
Interest credited to fixed accounts	36	36	37	39	35	144	147	(1)	(3)%	3	2%	(4)	(10)%
Benefits, claims, losses and settlement expenses	246	236	240	299	291	924	1,066	45	18%	142	15%	(8)	(3)%
Amortization of deferred acquisition costs	52	52	45	35	51	159	183	(1)	(2)%	24	15%	16	46%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	58	56	55	56	56	226	223	(2)	(3)%	(3)	(1)%	—	—
Total expenses	399	388	386	437	440	1,475	1,651	41	10%	176	12%	3	1%

Pretax segment income	129	119	135	65	85	496	404	(44)	(34)%	(92)	(19)%	20	31%

Realized (gains) losses included in net investment income	(13)	(1)	(1)	—	1	(27)	(1)	14	#	26	96%	1	—

Pretax operating earnings (1)	$116	$118	$134	$65	$86	$469	$403	$(30)	(26)%	$(66)	(14)%	$21	32%

Margins
Pretax segment margin	24.4%	23.5%	25.9%	12.9%	16.2%	25.2%	19.7%	(8.2)%		(5.5)%		3.3%
Pretax operating margin (1)	22.5%	23.3%	25.8%	12.9%	16.3%	24.1%	19.6%	(6.2)%		(4.5)%		3.4%

Return on Equity
Allocated equity	$2,540	$2,560	$2,654	$2,668	$2,596	$2,540	$2,596	$56	2%	$56	2%	$(72)	(3)%
Return on allocated equity (2)	16.3%	15.8%	16.3%	13.6%	12.0%	16.3%	12.0%	(4.3)%		(4.3)%		(1.6)%
Operating return on allocated equity (2)	15.6%	15.2%	15.7%	13.2%	11.9%	15.6%	11.9%	(3.7)%		(3.7)%		(1.3)%

Net Investment Income
Investment income on fixed maturities	$93	$95	$101	$100	$102	$353	$398	$9	10%	$45	13%	$2	2%
Realized gains (losses)	13	1	1	—	(1)	27	1	(14)	#	(26)	(96)%	(1)	—
Other (including seed money)	7	7	9	8	6	42	30	(1)	(14)%	(12)	(29)%	(2)	(25)%

Total net investment income	$113	$103	$111	$108	$107	$422	$429	$(6)	(5)%	$7	2%	$(1)	(1)%

Product Information
Long Term Care
Operating earnings(1)	$12	$14	$6	$6	$10	$36	$36	$(2)	(17)%	$—	—	$4	67%
Allocated equity	$620	$622	$636	$651	$648	$620	$648	$28	5%	$28	5%	$(3)	—
Operating return on allocated equity (2)	5.0%	5.2%	5.3%	4.7%	4.3%	5.0%	4.3%	(0.7)%		(0.7)%		(0.4)%

Protection excluding Long Term Care
Operating earnings(1)	$104	$104	$128	$59	$76	$433	$367	$(28)	(27)%	$(66)	(15)%	$17	29%
Allocated equity	$1,920	$1,938	$2,018	$2,017	$1,948	$1,920	$1,948	$28	1%	$28	1%	$(69)	(3)%
Operating return on allocated equity (2)	19.0%	18.4%	19.0%	15.9%	14.4%	19.0%	14.4%	(4.6)%		(4.6)%		(1.5)%

(1)             See non-GAAP financial information on pg 37.

(2)             Calculated using net income or operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

#               Variance of 100% or greater.

Ameriprise Financial, Inc.

Protection Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$56	$54	$59	$54	$54	$189	$221	$(2)	(4)%	$32	17%	$—	—
Term and whole life	4	3	3	4	3	15	13	(1)	(25)%	(2)	(13)%	(1)	(25)%
Disability insurance	2	1	2	2	1	7	6	(1)	(50)%	(1)	(14)%	(1)	(50)%
Auto and Home	166	177	177	188	174	674	716	8	5%	42	6%	(14)	(7)%

Total cash sales	$228	$235	$241	$248	$232	$885	$956	$4	2%	$71	8%	$(16)	(6)%

VUL / UL Policyholder Account Balances
Beginning balance	$8,593	$8,803	$9,009	$8,560	$9,079	$7,570	$8,803	$486	6%	$1,233	16%	$519	6%
Premiums and deposits	248	236	233	226	241	949	936	(7)	(3)%	(13)	(1)%	15	7%
Investment performance and interest	244	247	(413)	570	457	1,302	861	213	87%	(441)	(34)%	(113)	(20)%
Withdrawals and surrenders	(282)	(277)	(269)	(277)	(286)	(1,084)	(1,109)	(4)	(1)%	(25)	(2)%	(9)	(3)%
Other	—	—	—	—	1	66	1	1	—	(65)	(98)%	1	—

Total ending balance	$8,803	$9,009	$8,560	$9,079	$9,492	$8,803	$9,492	$689	8%	$689	8%	$413	5%

Premiums by Product
Term and whole life	$14	$13	$15	$13	$13	$56	$54	$(1)	(7)%	$(2)	(4)%	$—	—
Disability insurance	42	41	42	42	40	170	165	(2)	(5)%	(5)	(3)%	(2)	(5)%
Long term care	31	29	30	30	31	120	120	—	—	—	—	1	3%
Auto and Home	168	167	171	175	177	648	690	9	5%	42	6%	2	1%
Intercompany premiums	7	7	6	6	7	26	26	—	—	—	—	1	17%

Total premiums by product	$262	$257	$264	$266	$268	$1,020	$1,055	$6	2%	$35	3%	$2	1%

Auto and Home Insurance
Policy count (thousands)	594	608	623	639	650	594	650	56	9%	56	9%	11	2%
Loss ratio	81.8%	81.3%	80.3%	80.1%	96.5%	80.4%	84.6%	14.7%		4.2%		16.4%
Expense ratio	17.5%	14.7%	15.1%	15.7%	16.3%	15.6%	15.4%	(1.2)%		(0.2)%		0.6%
Combined ratio	99.3%	96.0%	95.4%	95.8%	112.8%	96.0%	100.0%	13.5%		4.0%		17.0%

DAC Rollforward
Life and Health
Beginning balance	$1,853	$1,852	$1,828	$1,798	$1,787	$1,946	$1,852	$(66)	(4)%	$(94)	(5)%	$(11)	(1)%
Capitalization	33	27	31	29	32	124	119	(1)	(3)%	(5)	(4)%	3	10%
Amortization per income statement	(39)	(39)	(33)	(21)	(36)	(108)	(129)	3	8%	(21)	(19)%	(15)	(71)%
Other	5	(12)	(28)	(19)	30	(110)	(29)	25	#	81	74%	49	#

Total ending balance	$1,852	$1,828	$1,798	$1,787	$1,813	$1,852	$1,813	$(39)	(2)%	$(39)	(2)%	$26	1%

Life insurance in force	$192,871	$192,477	$192,192	$192,102	$191,819	$192,871	$191,819	$(1,052)	(1)%	$(1,052)	(1)%	$(283)	—

Net Amount at Risk	$52,575	$51,502	$50,952	$49,713	$48,335	$52,575	$48,335	$(4,240)	(8)%	$(4,240)	(8)%	$(1,378)	(3)%

Net Policyholder Reserves
VUL / UL	$7,776	$7,991	$7,560	$8,102	$8,517	$7,776	$8,517	$741	10%	$741	10%	$415	5%
Term and whole life	236	230	230	235	235	236	235	(1)	—	(1)	—	—	—
Disability insurance	480	486	489	498	504	480	504	24	5%	24	5%	6	1%
Long term care and other	2,424	2,443	2,464	2,489	2,514	2,424	2,514	90	4%	90	4%	25	1%
Auto and Home loss and LAE reserves	313	314	318	317	328	313	328	15	5%	15	5%	11	3%

Total net policyholder reserves	$11,229	$11,464	$11,061	$11,641	$12,098	$11,229	$12,098	$869	8%	$869	8%	$457	4%

(1)       Includes lump sum deposits.

#               Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q			Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—	—	—		—	—
Net investment income	(11)	79	143	19	32	(57)	273	43	#	330		#	13	68%
Premiums	—	—	—	—	—	—	—	—	—	—	—		—	—
Other revenues	44	78	48	13	14	90	153	(30)	(68)%	63	70%		1	8%
Total revenues	33	157	191	32	46	33	426	13	39%	393		#	14	44%
Banking and deposit interest expense	3	—	3	—	—	7	3	(3)	#	(4)	(57)%		—	—
Total net revenues	30	157	188	32	46	26	423	16	53%	397		#	14	44%

Expenses
Distribution expenses	1	—	—	—	1	3	1	—	—	(2)	(67)%		1	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—		—	—
Interest and debt expense	28	64	74	72	78	127	288	50	#	161		#	6	8%
General and administrative expense	44	40	57	38	49	146	184	5	11%	38	26%		11	29%
Total expenses	73	104	131	110	128	276	473	55	75%	197	71%		18	16%
Pretax segment income (loss)	(43)	53	57	(78)	(82)	(250)	(50)	(39)	(91)%	200	80%		(4)	(5)%
Pretax income (loss) attributable to noncontrolling interests	37	82	139	(32)	(26)	15	163	(63)	#	148		#	6	19%
Pretax segment income (loss) attributable to Ameriprise Financial	$(80)	$(29)	$(82)	$(46)	$(56)	$(265)	$(213)	$24	30%	$52	20%		$(10)	(22)%

Net Investment Income
Investment income on fixed maturities	$—	$55	$56	$53	$64	$1	$228	$64	—	$227		#	$11	21%
Realized gains (losses)	(9)	(13)	(40)	(26)	4	—	(75)	13	#	(75)	—		30	#
Affordable housing	(5)	(3)	(5)	(4)	(8)	(25)	(20)	(3)	(60)%	5	20%		(4)	#
Other	3	40	132	(4)	(28)	(33)	140	(31)	#	173		#	(24)	#
Total net investment income	$(11)	$79	$143	$19	$32	$(57)	$273	$43	#	$330		#	$13	68%

# Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate & Other Segment - Consolidated Investment Entities

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q			YTD Chg - 4Q			Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%		Diff.	%		Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—		—	—
Net investment income	1	79	155	17	24	2	275	23		#	273		#	7	41%
Premiums	—	—	—	—	—	—	—	—	—		—	—		—	—
Other revenues	43	57	46	9	13	28	125	(30)	(70)%		97		#	4	44%
Total revenues	44	136	201	26	37	30	400	(7)	(16)%		370		#	11	42%
Banking and deposit interest expense	3	—	—	—	—	6	—	(3)		#	(6)		#	—	—
Total net revenues	41	136	201	26	37	24	400	(4)	(10)%		376		#	11	42%

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—		—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—		—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—		—	—
Interest and debt expense	—	40	45	45	51	—	181	51	—		181	—		6	13%
General and administrative expense	4	14	17	13	12	9	56	8		#	47		#	(1)	(8)%
Total expenses	4	54	62	58	63	9	237	59		#	228		#	5	9%
Pretax segment income (loss)	37	82	139	(32)	(26)	15	163	(63)		#	148		#	6	19%
Pretax income (loss) attributable to noncontrolling interests	37	82	139	(32)	(26)	15	163	(63)		#	148		#	6	19%
Pretax segment income (loss) attributable to Ameriprise Financial	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—		$—	—

Net Investment Income
Investment income on fixed maturities	$—	$52	$56	$52	$62	$—	$222	$62	—		$222	—		$10	19%
Realized gains (losses)	—	(14)	(41)	(28)	(11)	—	(94)	(11)	—		(94)	—		17	61%
Affordable housing	—	—	—	—	—	—	—	—	—		—	—		—	—
Other	1	41	140	(7)	(27)	2	147	(28)		#	145		#	(20)	#
Total net investment income	$1	$79	$155	$17	$24	$2	$275	$23		#	$273		#	$7	41%

#  Variance of 100% or greater.

Ameriprise Financial, Inc.

Corporate & Other Segment  Excluding Consolidated Investment Entities

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q			YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%		Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—		$—	—	$—	—
Distribution fees	—	—	—	—	—	—	—	—	—		—	—	—	—
Net investment income	(12)	—	(12)	2	8	(59)	(2)	20		#	57	97%	6	#
Premiums	—	—	—	—	—	—	—	—	—		—	—	—	—
Other revenues	1	21	2	4	1	62	28	—	—		(34)	(55)%	(3)	(75)%
Total revenues	(11)	21	(10)	6	9	3	26	20		#	23	#	3	50%
Banking and deposit interest expense	—	—	3	—	—	1	3	—	—		2	#	—	—
Total net revenues	(11)	21	(13)	6	9	2	23	20		#	21	#	3	50%

Expenses
Distribution expenses	1	—	—	—	1	3	1	—	—		(2)	(67)%	1	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—		—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—		—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—		—	—	—	—
Interest and debt expense	28	24	29	27	27	127	107	(1)	(4)%		(20)	(16)%	—	—
General and administrative expense	40	26	40	25	37	137	128	(3)	(8)%		(9)	(7)%	12	48%
Total expenses	69	50	69	52	65	267	236	(4)	(6)%		(31)	(12)%	13	25%
Pretax segment (loss)	(80)	(29)	(82)	(46)	(56)	(265)	(213)	24	30%		52	20%	(10)	(22)%
Integration/restructuring charges included in general and administrative expense (1)	—	—	5	—	4	4	9	4	—		5	#	4	—
Realized (gains) losses included in net investment income	9	(1)	(1)	(2)	(15)	—	(19)	(24)		#	(19)	—	(13)	#
Pretax operating (loss) (2)	$(71)	$(30)	$(78)	$(48)	$(67)	$(261)	$(223)	$4	6%		$38	15%	$(19)	(40)%

Net Investment Income
Investment income on fixed maturities	$—	$3	$—	$1	$2	$1	$6	$2	—		$5	#	$1	#
Realized gains (losses)	(9)	1	1	2	15	—	19	24		#	19	—	13	#
Affordable housing	(5)	(3)	(5)	(4)	(8)	(25)	(20)	(3)	(60)%		5	20%	(4)	#
Other	2	(1)	(8)	3	(1)	(35)	(7)	(3)		#	28	80%	(4)	#
Total net investment income	$(12)	$—	$(12)	$2	$8	$(59)	$(2)	$20		#	$57	97%	$6	#

Allocated equity	$2,204	$2,549	$1,523	$1,583	$1,756	$2,204	$1,756	(448)	(20)%		$(448)	(20)%	$173	11%

(1)  Integration charges incurred for acquisition of Columbia as well as severance and related expenses from discontinuing new sales of RiverSource variable annuities through non-Ameriprise distribution channels.

(2)  See non-GAAP financial information on pg 37.

#   Variance of 100% or greater.

Ameriprise Financial, Inc.

Eliminations (1)

Fourth Quarter 2010

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 4Q		YTD Chg - 4Q		Seq Qtr Chg - 4Q
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$(32)	$(41)	$(41)	$(40)	$(43)	$(121)	$(165)	$(11)	(34)%	$(44)	(36)%	$(3)	(8)%
Distribution fees	(209)	(197)	(246)	(272)	(275)	(873)	(990)	(66)	(32)%	(117)	(13)%	(3)	(1)%
Net investment income	—	—	—	—	(1)	(1)	(1)	(1)	—	—	—	(1)	—
Premiums	(7)	(6)	(7)	(6)	(7)	(26)	(26)	—	—	—	—	(1)	(17)%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(248)	(244)	(294)	(318)	(326)	(1,021)	(1,182)	(78)	(31)%	(161)	(16)%	(8)	(3)%
Banking and deposit interest expense	(1)	—	(1)	—	(1)	(2)	(2)	—	—	—	—	(1)	—
Total net revenues	(247)	(244)	(293)	(318)	(325)	(1,019)	(1,180)	(78)	(32)%	(161)	(16)%	(7)	(2)%

Expenses
Distribution expenses	(192)	(186)	(232)	(252)	(257)	(793)	(927)	(65)	(34)%	(134)	(17)%	(5)	(2)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(55)	(58)	(61)	(66)	(68)	(226)	(253)	(13)	(24)%	(27)	(12)%	(2)	(3)%
Total expenses	(247)	(244)	(293)	(318)	(325)	(1,019)	(1,180)	(78)	(32)%	(161)	(16)%	(7)	(2)%
Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

Reconciliation of revenue and expense lines impacted by CIEs
Management and financial advice fees	$(32)	$(41)	$(41)	$(40)	$(43)	$(121)	$(165)	$(11)	(34)%	$(44)	(36)%	$(3)	(8)%
CIEs	(1)	(9)	(10)	(9)	(10)	(2)	(38)	(9)	#	(36)	#	(1)	(11)%
Management and financial advice fees excluding CIEs	$(31)	$(32)	$(31)	$(31)	$(33)	$(119)	$(127)	$(2)	(6)%	$(8)	(7)%	$(2)	(6)%

General and administrative expense	$(55)	$(58)	$(61)	$(66)	$(68)	$(226)	$(253)	$(13)	(24)%	$(27)	(12)%	$(2)	(3)%
CIEs	(1)	(9)	(10)	(9)	(10)	(2)	(38)	(9)	#	(36)	#	(1)	(11)%
General and administrative expense excluding CIEs	$(54)	$(49)	$(51)	$(57)	$(58)	$(224)	$(215)	$(4)	(7)%	$9	4%	$(1)	(2)%

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

#  Variance of 100% or greater.

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Fourth Quarter 2010

(in millions, unaudited)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Assets
Ameriprise Financial
Cash and cash equivalents	$3,097	$4,816	$3,827	$3,685	$2,861
Investments	36,938	35,765	36,526	37,980	37,053
Separate account assets	58,129	60,326	58,029	64,014	68,330
Receivables	4,435	4,768	4,906	4,892	5,037
Deferred acquisition costs	4,334	4,243	4,123	4,437	4,619
Restricted and segregated cash	1,452	1,532	1,272	1,447	1,516
Other assets (1)	4,286	4,007	5,612	5,818	4,905
Total Ameriprise Financial assets (1)	112,671	115,457	114,295	122,273	124,321

Consolidated Investment Entities
Cash and cash equivalents	181	613	570	403	472
Investments	36	5,349	5,437	5,375	5,444
Receivables	49	80	92	77	60
Other assets	833	874	685	885	895
Total Consolidated Investment Entities assets	1,099	6,916	6,784	6,740	6,871
Total Assets (1)	$113,770	$122,373	$121,079	$129,013	$131,192

Liabilities
Ameriprise Financial
Future policy benefits and claims	$30,886	$30,866	$30,677	$31,124	$30,208
Separate account liabilities	58,129	60,326	58,029	64,014	68,330
Customer deposits	8,554	8,632	8,421	8,492	8,779
Short-term borrowings	—	—	484	869	397
Long-term debt	1,868	2,612	2,684	2,735	2,317
Accounts payable and accrued expenses (1)	918	748	1,019	1,049	1,137
Other liabilities	3,093	2,743	3,166	3,662	2,990
Total Ameriprise Financial liabilities (1)	103,448	105,927	104,480	111,945	114,158

Consolidated Investment Entities
Debt	381	5,502	5,296	5,456	5,535
Accounts payable and accrued expenses	28	17	21	26	22
Other liabilities	41	231	163	82	167
Total Consolidated Investment Entities liabilities	450	5,750	5,480	5,564	5,724
Total Liabilities (1)	103,898	111,677	109,960	117,509	119,882

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	5,748	5,819	5,869	5,917	6,029
Retained earnings	5,276	5,445	5,658	5,955	6,215
Appropriated retained earnings of consolidated investment entities	—	508	620	590	558
Treasury stock	(2,023)	(2,038)	(2,259)	(2,412)	(2,620)
Accumulated other comprehensive income, net of tax	265	367	607	897	565
Total Ameriprise Financial shareholders’ equity	9,269	10,104	10,498	10,950	10,750

Noncontrolling interests	603	592	621	554	560
Total Equity	9,872	10,696	11,119	11,504	11,310
Total Liabilities and Shareholders’ Equity (1)	$113,770	$122,373	$121,079	$129,013	$131,192

(1)  Restated Q2 2010 and Q3 2010 due to Columbia Management purchase price adjustment resulting in a $31M decrease to both goodwill and accounts payable.

Ameriprise Financial, Inc.

Capital and Ratings Information

Fourth Quarter 2010

(in millions unless otherwise noted, unaudited)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Long-term Debt Summary
Senior notes	$1,540	$2,284	$2,356	$2,407	$2,003
Junior subordinated notes	322	322	322	322	308
Non-recourse debt for inverse floaters	6	6	6	6	6
Total Ameriprise Financial long-term debt	1,868	2,612	2,684	2,735	2,317
Non-recourse debt of consolidated investment entities	381	5,502	5,296	5,456	5,535
Total long-term debt	$2,249	$8,114	$7,980	$8,191	$7,852

Total Ameriprise Financial long-term debt	$1,868	$2,612	$2,684	$2,735	$2,317
Total non-recourse debt for inverse floaters	(6)	(6)	(6)	(6)	(6)
Fair value of hedges and unamortized discount	—	6	(66)	(117)	(53)
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount (1)	1,862	2,612	2,612	2,612	2,258
Junior subordinated notes 75% equity credit	(242)	(242)	(242)	(242)	(231)
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges, unamortized discount and 75% equity credit (1)	$1,620	$2,370	$2,370	$2,370	$2,027

Total equity including accumulated other comprehensive income, net of tax	$9,872	$10,696	$11,119	$11,504	$11,310
Noncontrolling interests	(603)	(592)	(621)	(554)	(560)
Total Ameriprise Financial shareholders’ equity	9,269	10,104	10,498	10,950	10,750
Equity of consolidated investment entities	—	(482)	(596)	(561)	(529)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$9,269	$9,622	$9,902	$10,389	$10,221

Total Ameriprise Financial capital	$11,137	$12,716	$13,182	$13,685	$13,067
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	$11,131	$12,234	$12,514	$13,001	$12,479

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	16.8%	20.5%	20.4%	20.0%	17.7%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	16.7%	21.4%	20.9%	20.1%	18.1%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs and 75% equity credit (1)	14.6%	19.4%	18.9%	18.2%	16.2%

Ratings (as of December 31, 2010 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (2)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (2)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1)  See non-GAAP financial information on pg 37.

(2) For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Fourth Quarter 2010

(in millions unless otherwise noted, unaudited)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010
Cash and cash equivalents	$3,097	$4,816	$3,827	$3,685	$2,861

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	16,123	15,629	16,078	17,093	16,606

Residential mortgage backed securities	7,770	7,317	7,473	7,481	7,258
Commercial mortgage backed securities	4,613	4,467	4,681	4,969	4,868
Asset backed securities	1,994	1,968	1,966	2,009	2,020
Total mortgage and other asset backed securities	14,377	13,752	14,120	14,459	14,146

Other structured investments	58	—	—	—	—
State and municipal obligations	1,417	1,569	1,608	1,695	1,582
US government and agencies obligations	387	229	178	147	143
Foreign government bonds and obligations	108	108	110	112	108
Common and preferred stocks	43	50	48	54	10
Other AFS	33	77	74	26	24
Total other	2,046	2,033	2,018	2,034	1,867
Total available-for-sale securities	32,546	31,414	32,216	33,586	32,619

Commercial mortgage loans	2,695	2,682	2,670	2,670	2,615
Allowance for loan losses	(32)	(39)	(39)	(39)	(38)
Commercial mortgage loans, net	2,663	2,643	2,631	2,631	2,577

Policy loans	720	720	725	732	733
Trading securities	556	544	547	571	565
Other investments	453	444	407	460	559
Total investments	36,938	35,765	36,526	37,980	37,053

Total cash, cash equivalents and investments	$40,035	$40,581	$40,353	$41,665	$39,914

Net unrealized gain Available-for-Sale Securities	$686	$1,031	$1,581	$2,272	$1,486

AFS Fixed Maturity Asset Quality - %
AAA	41%	41%	41%	39%	39%
AA	5%	5%	6%	6%	6%
AFS securities AA and above	46%	46%	47%	45%	45%
A	15%	15%	14%	15%	14%
BBB	33%	34%	34%	35%	35%
Below investment grade	6%	5%	5%	5%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total cash and investments	5%	5%	5%	5%	5%

(1)   Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) follows accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Effective January 1, 2010, in accordance with the adoption of a new accounting standard, the Company consolidated $5.8 billion of client assets and $6.1 billion of liabilities in variable interest entities (“VIEs”).  Prior to adoption, the Company consolidated certain property funds and hedge funds (Consolidated Managed Funds). These entities and the VIEs are defined as Consolidated Investment Entities (“CIEs”).

This report contains certain non-GAAP measures, which our management views as important indicators of financial performance. These non-GAAP measures include:

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Integration/restructuring charges net of tax;

• Operating earnings (loss);

• Operating earnings per diluted share;

• Operating margin;

• Operating return on allocated equity;

• Operating return on equity excluding CIEs and AOCI;

• Operating total net revenues;

• Pretax earnings (loss) excluding CIEs;

• Pretax operating earnings (loss);

• Pretax operating margin;

• Realized gains (losses) net of tax;

• Return on allocated equity;

• Return on equity excluding AOCI;

•    Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs;

•    Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount;

•    Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges, unamortized discount and 75% equity credit;

•    Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs;

•    Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs and 75% equity credit;

Management believes that the presentation of these non-GAAP financial measures better reflects the underlying performance of our 2010 and 2009 core operations and facilitates a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 47 - 48.

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Our affiliated financial advisors utilize a diversified selection of both proprietary and non-proprietary products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets from primarily certificate and banking products. This segment earns revenues (distribution fees) for distributing non-proprietary products and earns intersegment revenues (distribution fees) for distributing our proprietary products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Columbia Management Investment Advisors, formerly known as RiverSource Investments, predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. U.S. Domestic retail products are distributed through our Advice & Wealth Management segment and also through unaffiliated advisors or other third parties, including distribution through Bank of America and its affiliates. International retail products are primarily distributed through third parties. Retail products include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Asset Management products are also distributed directly to institutions through an institutional sales force. Institutional asset management products include traditional asset classes, separate accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. This segment earns intersegment revenue for investment management services. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients primarily distributed through our affiliated financial advisors and to the retail clients of unaffiliated distributors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the identified protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through our branded advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges that we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Funds and Columbia Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Administered Assets - Administered assets include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss) is based on management’s best estimate of capital required by the business, and may include capital for contingencies.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Book Value per Share - Total Ameriprise Financial shareholders’ equity divided by the number of basic common shares outstanding at period-end.

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets (owned, managed or administered), or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

Financial Planning Penetration - The period-end number of current clients who have received a financial plan, or have entered into an agreement to receive and have paid for a financial plan, divided by the number of active retail client groups, serviced by branded financial advisors.

Life Insurance in force - The total amount of all life insurance death benefits currently insured by our company.

Managed Assets External Client - Managed external client assets include client assets for which we provide investment management services, such as the assets of the RiverSource, Seligman and Columbia families of mutual funds, assets of institutional clients and client assets held in wrap accounts (retail accounts for which we receive an advice fee based on assets held in the account).  Managed external client assets also include assets managed by sub-advisors selected by us. Managed external client assets are not reported on our Consolidated Balance Sheets.

Managed Assets Owned - Managed assets owned include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees, such as the assets of the general account and RiverSource Variable Product funds held in the separate account of our life insurance subsidiaries.

Net Amount at Risk - Life insurance in force less policyholder reserves net of re-insurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net Income (Loss) Margin - A ratio representing net income as a percentage of total net revenues.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, and realized gains, net of tax, plus realized losses, net of tax.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter end in the denominator.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses less revenue from consolidated investment entities.

Owned Assets - Owned assets include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-proprietary funds held in the separate account of our life insurance subsidiaries, as well as restricted and segregated cash and receivables.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses), plus integration/restructuring charges minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of total operating net revenues.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interests and income tax provision (benefit).

Pretax Segment Margin or Pretax Income (Loss) Margin - A ratio representing pretax segment income (loss) or pretax income (loss) as a percentage of total net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to the effective tax rate excluding CIEs for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Securities America - Securities America, Inc. (“SAI”) is a registered broker-dealer and an insurance agency.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable entity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of consolidated investment entities and a 75% equity credit for our junior subordinated debt.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include proprietary and non-proprietary funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisors, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities	Protection	Corporate
	Securities	Securities	Integration	Securities	Securities	Securities	Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	1	—	3	(1)	15	—	24
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	13
Total revenues	1	1	—	3	(1)	15	—	37
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	1	—	3	(1)	15	—	37

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	51
General and administrative expense	—	—	24	—	—	—	4	12
Total expenses	—	—	24	—	—	—	4	63
Pretax segment income (loss)	1	1	(24)	3	(1)	15	(4)	(26)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	(26)
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$1	$(24)	$3	$(1)	$15	$(4)	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection
	Hedge Fund	VA	Market	Market	Auto Liability	Phoenix
	Performance	Guarantee	Impacts	Impacts	Reserve	Hail Storm
(in millions, unaudited)	Fees (5)	Impacts (6)	to DAC/DSIC (7)	to DAC/DSIC (7)	Increase (8)	Expense (9)
Revenues
Management and financial advice fees	$ *	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	73	(3)	—	16	11
Amortization of deferred acquisition costs	—	(30)	(20)	(3)	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	*	—	—	—	—	—
Total expenses	—	43	(23)	(3)	16	11
Pretax segment income (loss)	22	(43)	23	3	(16)	(11)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$22	$(43)	$23	$3	$(16)	$(11)

(1)  Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)  Non-recurring integration charges related to Columbia Management acquisition

(3)  Severance and related expenses for ending variable annuity distribution through non-Ameriprise distribution channels

(4)  Reflects revenues and expenses of Consolidated Investment Entities

(5)  The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact

(6)  Variable annuity guarantee impacts include:

$78 million net expense related to hedged variable annuity living benefits

$35 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

(7)  Decrease in DAC and DSIC amortization from higher period ending account values

(8)  Reserve increase for higher auto liability claims in both the third and fourth quarters of 2010

(9)  Higher claims driven by a hail storm in the Phoenix area

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities	Corporate
	Integration	Securities	Integration	Securities	Securities
(in millions, unaudited)	Charges (2)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	1	—	(1)	2	17
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	9
Total revenues	—	1	—	(1)	2	26
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	1	—	(1)	2	26

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	45
General and administrative expense	1	—	18	—	—	13
Total expenses	1	—	18	—	—	58
Pretax segment income (loss)	(1)	1	(18)	(1)	2	(32)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(32)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$1	$(18)	$(1)	$2	$—

Included in Operating Earnings

	Annuities			Protection
	VA	Market	Valuation	Market	Valuation
	Guarantee	Impacts	Assumptions &	Impacts	Assumptions &
(in millions, unaudited)	Impacts (4)	to DAC/DSIC (5)	Model Changes (6)	to DAC/DSIC (5)	Model Changes (6)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	(20)
Total revenues	—	—	—	—	(20)
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	(20)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	31	(5)	210	—	44
Amortization of deferred acquisition costs	(9)	(24)	(315)	(10)	(15)
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Total expenses	22	(29)	(105)	(10)	29
Pretax segment income (loss)	(22)	29	105	10	(49)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(22)	$29	$105	$10	$(49)

(1)  Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)  Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions

(3)  Reflects revenues and expenses of Consolidated Investment Entities

(4)  Variable annuity guarantee impacts include:

$34 million net expense related to hedged variable annuity living benefits

$8 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

$4 million decrease in death and income benefit expenses due to higher equity market valuations

(5)  Decrease in DAC and DSIC amortization from higher period ending account values

(6)  Net pretax impact of annual review/updating of valuation assumptions and model changes.  Net pretax impacts include:

$155 million benefit from persistency improvements

$85 million expense from resetting near-term equity return assumptions equal to the long-term assumptions and reducing both near- and long-term bond fund return assumptions

$14 million expense from all other assumption and model changes

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Securities	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	—	—	4	1	1	—	155
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	46
Total revenues	1	—	—	4	1	1	—	201
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	—	—	4	1	1	—	201

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	45
General and administrative expense	—	4	48	—	—	—	5	17
Total expenses	—	4	48	—	—	—	5	62
Pretax segment income (loss)	1	(4)	(48)	4	1	1	(5)	139
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	139
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(4)	$(48)	$4	$1	$1	$(5)	$—

Included in Operating Earnings

	Annuities				Protection			Corporate
	VA	Market			Market
	Guarantee	Impacts	Implementation	DAC/DSIC Model	Impacts	Implementation	DAC/DSIC Model	RiverSource
(in millions, unaudited)	Impacts (4)	to DAC/DSIC (5)	of EPN (6)	Updates (7)	to DAC/DSIC (5)	of EPN (6)	Updates (7)	2a-7 Fund (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(64)	6	17	(5)	—	—	—	—
Amortization of deferred acquisition costs	39	29	(11)	(21)	4	(6)	(7)	—
Interest and debt expense	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	8
Total expenses	(25)	35	6	(26)	4	(6)	(7)	8
Pretax segment income (loss)	25	(35)	(6)	26	(4)	6	7	(8)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$25	$(35)	$(6)	$26	$(4)	$6	$7	$(8)

(1)  Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)  Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions.

(3)  Reflects revenues and expenses of Consolidated Investment Entities.

(4)  Variable annuity guarantee impacts include:

$ 74 million net benefit related to hedged variable annuity living benefits.

$ 49 million increase in DAC and DSIC amortization resulting from hedged living benefits offset.

(5)  Increase in DAC and DSIC amortization from lower period ending account values.

(6)  Increase / (decrease) in expense related to the implementation of Enhanced Portfolio Navigator (EPN).

(7)  Revisions to certain calculations in the valuation of DAC and DSIC.

(8)  Expenses to support $1 Net Asset Value of RiverSource money market funds

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management		Annuities	Protection	Corporate
	Securities	Integration	Securities	Integration	Securities	Securities	Securities
(in millions, unaudited)	Gains / (Losses) (1)	Charges (2)	Gains / (Losses) (1)	Charges (2)	Gains / (Losses) (1)	Gains / (Losses) (1)	Gains / (Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	—	1	—	3	1	1	79
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	57
Total revenues	(1)	—	1	—	3	1	1	136
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	—	1	—	3	1	1	136

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	40
General and administrative expense	—	2	—	5	—	—	—	14
Total expenses	—	2	—	5	—	—	—	54
Pretax segment income (loss)	(1)	(2)	1	(5)	3	1	1	82
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	82
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(2)	$1	$(5)	$3	$1	$1	$—

Included in Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities	Corporate
	Reserve	Threadneedle	VA Cash	Reserve
(in millions, unaudited)	Fund (4)	Valuation (5)	Impact (6)	Fund (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	2	—	(5)	—
Premiums	—	—	—	—
Other revenues	—	—	—	20
Total revenues	2	—	(5)	20
Banking and deposit interest expense	—	—	—	—
Total net revenues	2	—	(5)	20

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	27	—	—
Total expenses	—	27	—	—
Pretax segment income (loss)	2	(27)	(5)	20
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$2	$(27)	$(5)	$20

(1)    Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)    Non-recurring integration charges related to  H&R Block Financial Advisors and Columbia Management acquisitions.

(3)    Reflects revenues and expenses of Consolidated Investment Entities.

(4)    Benefit from payments by the Reserve Fund.

(5)    Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program.

(6)    Impact from raising cash in preparation for the introduction of enhanced variable annuity features.

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2009

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities	Protection	Corporate
	Securities	Integration	Integration	Securities	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(2)	—	—	16	13	(9)	1
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	43
Total revenues	(2)	—	—	16	13	(9)	44
Banking and deposit interest expense	—	—	—	—	—	—	3
Total net revenues	(2)	—	—	16	13	(9)	41

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	15	7	—	—	—	4
Total expenses	—	15	7	—	—	—	4
Pretax segment income (loss)	(2)	(15)	(7)	16	13	(9)	37
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	37
Pretax segment gain (loss) attributable to Ameriprise Financial	$(2)	$(15)	$(7)	$16	$13	$(9)	$—

Included in Operating Earnings

	Asset Management	Annuities		Protection		Corporate
	Hedge Fund	VA	Market	Market
	Performance	Guarantee	Impacts	Impacts	Reserve	Legal
(in millions, unaudited)	Fees (4)	Impacts (5)	to DAC/DSIC (6)	to DAC/DSIC (6)	Increase (7)	Expenses (8)
Revenues
Management and financial advice fees	$ *	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	5	—	—	14	—
Amortization of deferred acquisition costs	—	—	(3)	(1)	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	*	—	—	—	—	19
Total expenses	—	5	(3)	(1)	14	19
Pretax segment income (loss)	30	(5)	3	1	(14)	(19)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$30	$(5)	$3	$1	$(14)	$(19)

(1)   Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)   Non-recurring integration charges related to J. & W. Seligman & Co., H&R Block Financial Advisors and Columbia Management acquisitions.

(3)   Reflects revenues and expenses of Consolidated Investment Entities.

(4)   The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact.

(5)   Variable annuity guarantee impacts include:

$ 3 million net expense related to hedged variable annuity living benefits.

$ 2 million increase in death and income benefit expenses due to higher equity market valuations.

(6)   Decrease in DAC and DSIC amortization from higher period ending account values.

(7)   Increase in VUL/UL reserves related to modeling assumptions.

(8)   Increase in legal expenses related to a previously disclosed client mediation.

Exhibit B

Statistical Supplement Package

(unaudited)

Fourth Quarter 2010

Reconciliation of GAAP Metrics to Operating Metrics

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

Fourth Quarter 2010

						Year-to-Date
(in millions unless otherwise noted, unaudited)	4 Qtr 2009	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	2009	2010

Total revenues	$2,269	$2,271	$2,577	$2,450	$2,678	$7,805	$9,976
Less CIEs	40	127	191	17	27	22	362
Plus Realized (gains) losses	(18)	(5)	(7)	(2)	(19)	(53)	(33)
Operating total net revenues	$2,211	$2,139	$2,379	$2,431	$2,632	$7,730	$9,581

Pretax income	$331	$361	$466	$442	$365	$920	$1,634
Less CIEs	37	82	139	(32)	(26)	15	163
Pretax earnings excluding CIEs	294	279	327	474	391	905	1,471
Income tax provision	57	65	68	130	86	183	349
Net income	237	214	259	344	305	722	1,122
Integration/restructuring charges net of tax using the statutory rate of 35%	15	4	37	12	20	64	73
Realized (gains) losses net of tax using the statutory rate of 35%	(12)	(3)	(5)	(1)	(13)	(34)	(22)
Operating earnings	$240	$215	$291	$355	$312	$752	$1,173

Pretax income	$331	$361	$466	$442	$365	$920	$1,634
Less CIEs	37	82	139	(32)	(26)	15	163
Pretax earnings excluding CIEs	294	279	327	474	391	905	1,471
Integration/restructuring charges	22	7	57	19	28	98	111
Realized (gains) losses	(18)	(5)	(7)	(2)	(19)	(53)	(33)
Pretax operating earnings	$298	$281	$377	$491	$400	$950	$1,549

Margin	10.4%	9.4%	10.1%	14.0%	11.4%	9.3%	11.2%
Pretax operating margin	13.5%	13.1%	15.8%	20.2%	15.2%	12.3%	16.2%
Operating margin	10.9%	10.1%	12.2%	14.6%	11.9%	9.7%	12.2%

Weighted average common shares outstanding
Basic	258.9	260.8	261.1	255.3	252.7	242.2	257.4
Diluted	263.3	265.0	265.3	259.9	258.9	244.4	262.3

Basic earnings per share	$0.92	$0.82	$0.99	$1.35	$1.21	$2.98	$4.36
Earnings per diluted share	$0.90	$0.81	$0.98	$1.32	$1.18	$2.95	$4.28

Basic operating earnings per share	$0.93	$0.83	$1.11	$1.39	$1.23	$3.10	$4.56
Operating earnings per diluted share	$0.91	$0.81	$1.10	$1.37	$1.21	$3.08	$4.47

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

Fourth Quarter 2010

(in millions unless otherwise noted, unaudited)	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010

Long-term Debt Summary
Senior notes	$1,540	$2,284	$2,356	$2,407	$2,003
Junior subordinated notes	322	322	322	322	308
Non-recourse debt for inverse floaters	6	6	6	6	6
Total Ameriprise Financial long-term debt	1,868	2,612	2,684	2,735	2,317
Less non-recourse debt for inverse floaters	6	6	6	6	6
Less fair value of hedges and unamortized discount	—	(6)	66	117	53
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount	1,862	2,612	2,612	2,612	2,258
Less Junior subordinated notes 75% equity credit	242	242	242	242	231
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges, unamortized discount and 75% equity credit	$1,620	$2,370	$2,370	$2,370	$2,027

Total equity including accumulated other comprehensive income, net of tax	$9,872	$10,696	$11,119	$11,504	$11,310
Less Noncontrolling interests	603	592	621	554	560

Total Ameriprise Financial shareholders’ equity	9,269	10,104	10,498	10,950	10,750
Less Equity of consolidated investment entities	—	482	596	561	529
Total Ameriprise Financial shareholders’ equity excluding CIEs	$9,269	$9,622	$9,902	$10,389	$10,221

Total Ameriprise Financial long-term debt	$1,868	$2,612	$2,684	$2,735	$2,317
Total Ameriprise Financial shareholders’ equity	9,269	10,104	10,498	10,950	10,750
Total Ameriprise Financial capital	11,137	12,716	13,182	13,685	13,067
Less non-recourse debt for inverse floaters	6	6	6	6	6
Less equity of consolidated investment entities	—	482	596	561	529
Less fair value of hedges and unamortized discount	—	(6)	66	117	53
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters, and equity of CIEs	$11,131	$12,234	$12,514	$13,001	$12,479

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	16.8%	20.5%	20.4%	20.0%	17.7%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs	16.7%	21.4%	20.9%	20.1%	18.1%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs and 75% equity credit	14.6%	19.4%	18.9%	18.2%	16.2%

Ameriprise Financial shareholders’ equity	$9,269	$10,104	$10,498	$10,950	$10,750
AOCI	265	367	607	897	565
Appropriated retained earnings of CIEs	—	508	620	590	558
AOCI attributable to CIEs	—	26	24	29	29

Ameriprise Financial shareholders’ equity	$9,269	$10,104	$10,498	$10,950	$10,750
Less AOCI	265	367	607	897	565
Ameriprise Financial shareholders’ equity excluding AOCI	$9,004	$9,737	$9,891	$10,053	$10,185

Ameriprise Financial shareholders’ equity	$9,269	$10,104	$10,498	$10,950	$10,750
Less Appropriated retained earnings of CIEs	—	508	620	590	558
Plus AOCI attributable to CIEs	—	26	24	29	29
Ameriprise Financial shareholders’ equity excluding CIEs	$9,269	$9,622	$9,902	$10,389	$10,221

Ameriprise Financial shareholders’ equity	$9,269	$10,104	$10,498	$10,950	$10,750
Less Appropriated retained earnings of CIEs	—	508	620	590	558
Less AOCI	265	367	607	897	565
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$9,004	$9,229	$9,271	$9,463	$9,627